UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  SCHEDULE 14A

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant    [X]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:
[  ] Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X ] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Rule 14a-12

                           PROGRAMMER'S PARADISE, INC.
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                (Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

-------------------------------------------------------------------------------
Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.
[  ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
       (1)   Title of each class of securities to which transaction applies:
       ------------------------------------------------------------------------
       (2)   Aggregate number of securities to which transaction applies:
       ------------------------------------------------------------------------

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
            -------------------------------------------------------------------
       (4)  Proposed maximum aggregate value of transaction:
            -------------------------------------------------------------------
       (5)  Total fee paid:
            -------------------------------------------------------------------

[  ]   Fee paid previously with preliminary materials.

[  ]   Check box if any part of the fee is offset as  provided  by  Exchange
       Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)   Amount Previously Paid:
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       (2)   Form, Schedule or Registration Statement No.:
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       (3)   Filing Party:
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       (4)   Date Filed:
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


                           PROGRAMMER'S PARADISE, INC.
                             1157 Shrewsbury Avenue
                          Shrewsbury, New Jersey 07702


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD JUNE 14, 2006

To our Stockholders:

Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Programmer's Paradise, Inc. (the "Company") will be held at the company's headquarters at 1157 Shrewsbury Avenue, Shrewsbury, New Jersey, on June 14, 2006 at 10:00 AM, local time, for the following purposes:

     1. To elect a Board of six Directors to serve until the next annual meeting of stockholders or until their successors are elected and qualified;

     2.  To  approve  an  amendment  to  the  Company's   Amended  and  Restated
         Certificate of Incorporation to change our corporate name to Wayside Technology Group, Inc.;

     3.  To approve the 2006 Stock Incentive Plan (the "2006 Plan");

     4. To ratify the appointment of Amper, Politziner & Mattia P.C. as the Company's independent registered public accounting firm for 2006; and

     5. To consider and take action upon such other matters as may properly come before the Meeting and any adjournment or postponement thereof.

The close of business on April 25, 2006 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and any adjournment or postponement thereof. Commencing 10 days prior to the Meeting, a complete list of stockholders will be open to the examination of any stockholder for any purpose germane to the Meeting, during ordinary business hours, at the Company's headquarters, 1157 Shrewsbury Avenue, Shrewsbury, New Jersey. The transfer books of the Company will not be closed.

All stockholders are cordially invited to attend the Meeting. Whether or not you expect to attend, you are respectfully requested to fill in, sign, date and return the enclosed proxy promptly in the accompanying envelope, which requires no postage if mailed in the United States.

A copy of the Company's Annual Report for the fiscal year ended December 31, 2005 is enclosed herewith.

                                        By Order of the Board of Directors,


                                        William H. Willett,
                                        Chairman
April 28, 2006

                           PROGRAMMER'S PARADISE, INC.
                             1157 Shrewsbury Avenue
                          Shrewsbury, New Jersey 07702

                                 PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation by the Board of Directors of Programmer's Paradise, Inc. (the "Company") of proxies to be voted at the Annual Meeting of Stockholders ("the Meeting") to be held at the corporate headquarters, 1157 Shrewsbury Ave, Shrewsbury, New Jersey, on June 14, 2006 at 10:00 AM, local time, and at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Any stockholder giving such a proxy may revoke it at any time before it is exercised by written notice to the Corporate Secretary of the Company at the above-stated address or by giving a later dated proxy. Attendance at the Meeting will not have the effect of revoking the proxy unless such written notice is given, or unless the stockholder votes by ballot at the Meeting.

The approximate date on which this proxy statement and the accompanying form of proxy will first be sent or given to the Company's stockholders is April 28, 2006.

VOTING SECURITIES

Only holders of shares of the Company's Common Stock, $.01 par value per share ("Common Stock"), of record at the close of business on April 25, 2006 are entitled to vote at the Meeting. On April 25, 2006 (the "Record Date"), 4,143,262 shares of Common Stock were issued and outstanding. In addition, on that date, 1,138,738 shares were held in Treasury by the Company and deemed issued but not outstanding. Each outstanding share of Common Stock is entitled to one vote upon all matters to be acted upon at the Meeting. A majority in interest of the outstanding Common Stock represented at the Meeting in person or by proxy shall constitute a quorum. The affirmative vote of a plurality of the shares present in person or represented by proxy at the Meeting and entitled to vote is necessary to elect the nominees for election as Directors. Accordingly, shares not voted in the election of Directors (including shares covered by a proxy as to which authority is withheld to vote for all nominees) and shares not voted for any particular nominee (including shares covered by a proxy as to which authority is withheld to vote for only one or less than all of the identified nominees) will not prevent the election of any of the nominees for Director. For all other matters submitted to stockholders at the Meeting, if a quorum is present, the affirmative vote of a majority of the shares represented at the Meeting and entitled to vote is required for approval. As a result, abstention votes will have the effect of a vote against such matters. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Broker non-votes are not counted for any purpose in determining whether a matter has been approved.

If the enclosed proxy is properly executed and returned, the Common Stock represented thereby will be voted in accordance with the instructions thereon. If no instructions are indicated, the Common Stock represented thereby will be voted FOR the election of each of the nominees set forth under the caption "Election of Directors", FOR the amendment to the Company's Amended and Restated Certificate of Incorporation, FOR the approval of the 2006 Stock Incentive Plan and FOR the ratification of the Company's independent public accountants, and in the discretion of the persons named in the proxies as proxy appointees as to any other matter that may properly come before the Meeting.

Your vote is important. Accordingly, you are urged to fill in, sign, date and return the accompanying proxy card whether or not you plan to attend the Meeting. If you do attend, you may vote by ballot at the Meeting, thereby canceling any proxy previously given.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of April 25, 2006 by (i) each person who, to the knowledge of the Company, beneficially owns more than 5% of the outstanding Common Stock of the Company, (ii) the Directors and the Company's Chief Executive Officer and the four other most highly compensated executive officers of the Company who were serving as such as of December 31, 2005 (the "Named Executive Officers") and (iii) all Directors and executive officers of the Company as a group. Except as indicated, each person listed below has sole voting and investment power with respect to the shares set forth opposite such person's name.


                                                                              Number of shares
  Name                                                                       beneficially owned    Percent
  -----------------------------------------------------------------------    ------------------    -------

  Mark T. Boyer (1)                                                                  393,842           9.4%
  William H. Willett (2)                                                             210,893           4.9%
  Edwin Morgens (3)                                                                  200,969           4.8%
  Jeffrey Largiader (4)                                                               92,500           2.2%
  Simon F. Nynens (5)                                                                114,320           2.7%
  F. Duffield Meyercord (6)                                                           75,362           1.8%
  Allan D. Weingarten (7)                                                             32,362           0.8%
  Vito Legrottaglie (8)                                                               55,270           1.3%
  Dan Jamieson (9)                                                                    45,000           1.1%
  All Directors and executive officers as a group (9 persons) (10)                 1,220,518          25.3%
  ROI Master Fund, Ltd. (11)                                                         267,568           6.5%
  J. Steven Emerson (12)                                                             262,951           6.3%
  Barclays Global Investors, NA  (13)                                                223,730           5.4%


To the Company's knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has "beneficial ownership" with respect to the shares set forth opposite such person's name. Unless otherwise noted below, the information as to beneficial ownership is based upon statements furnished to the Company by the beneficial owners. For purposes of computing the percentage of outstanding shares held by each person named above, pursuant to the rules of the Securities and Exchange Commission, any security that such person has the right to acquire within 60 days of the date of calculation is deemed to be outstanding, but is not deemed to be outstanding for purposes of computing the percentage ownership of any other person.

The address for each Director and executive officer of the Company is c/o Programmer's Paradise, Inc., 1157 Shrewsbury Avenue, Shrewsbury, New Jersey 07702.

(1) Beneficial ownership information is based upon information provided by ROI Master Fund, Ltd. ("ROI") and Mr. Boyer. By virtue of Mr. Boyer's ownership interest in ROI, Mr. Boyer may be deemed to beneficially own the 267,568 shares beneficially owned by ROI. See footnote 11 below. Mr. Boyer beneficially owns directly 78,100 shares. Includes 48,174 shares of Common Stock that may be acquired upon the exercise of options that are currently exercisable or will become exercisable within 60 days following April 25, 2006.

(2) Includes 200,893 shares of Common Stock that may be acquired upon the exercise of options that are currently exercisable or will become exercisable within 60 days following April 25, 2006.

(3) Includes 20,000 shares of Common Stock held by a trust for the benefit of Mr. Morgens' daughter, with respect to which Mr. Morgens disclaims beneficial ownership. Includes 45,632 shares of Common Stock that may be acquired upon the exercise of options that are currently exercisable or will become exercisable within 60 days following April 25, 2006.

(4) Includes 90,000 shares of Common Stock that may be acquired upon the exercise of options that are currently exercisable or will become exercisable within 60 days following April 25, 2006.

(5) Includes 114,320 shares of Common Stock that may be acquired upon the exercise of options that are currently exercisable or will become exercisable within 60 days following April 25, 2006.

(6) Includes 45,362 shares of Common Stock that may be acquired upon the exercise of options that are currently exercisable or will become exercisable within 60 days following April 25, 2006.

(7) Includes 30,362 shares of Common Stock that may be acquired upon the exercise of options that are currently exercisable or will become exercisable within 60 days following April 25, 2006.

(8) Includes 55,000 shares of Common Stock that may be acquired upon the exercise of options that are currently exercisable or will become exercisable within 60 days following April 25, 2006.

(9) Includes 45,000 shares of Common Stock that may be acquired upon the exercise of options that are currently exercisable or will become exercisable within 60 days following April 25, 2006.

(10) Includes 674,473 shares of Common Stock that may be acquired upon the exercise of options that are currently exercisable or will become exercisable within 60 days following April 25, 2006.

(11) Based solely on information provided by ROI in a Schedule 13G/A filed with the Securities and Exchange Commission on March 7, 2006. The address for ROI is 300 Drakes Landing Road, Suite 175, Greenbrae, CA 94904. Beneficial ownership information is based upon information provided by ROI.

(12) Based solely on information provided by J. Steven Emerson in a Schedule 13G/A filed with the Securities and Exchange Commission on November 17, 2005. The address of J. Steven Emerson is 1522 Ensley Avenue, Century City, CA 90024. Includes 25,151 shares of Common Stock owned by Emerson Partners, over which Mr. Emerson exercises voting and dispositive powers.

(13) Based solely on information provided by Barclays Global Investors, NA in a Schedule 13G filed with the Securities and Exchange Commission on January 26, 2006. The address of Barclays Global Investor is 45 Freemont Street, San Francisco, CA 94105.

CORPORATE GOVERNANCE

Role of the Board of Directors

In accordance with the General Corporation Law of the State of Delaware and our certificate of incorporation and bylaws, our business, property and affairs are managed under the direction of the Board of Directors. Although our non-employee Directors are not involved in our day-to-day operating details, they are kept informed of our business through written reports and documents provided to them regularly, as well as by operating, financial and other reports presented by our officers at meetings of the Board of Directors and committees of the Board of Directors.

Meetings of the Board of Directors

The Board met six times in 2005. Each of the Directors attended at least 75% of all meetings held by the Board of Directors and all meetings of each committee of the Board of Directors on which such Director served during 2005.

Communication  with the  Board  of  Directors;  Director  Attendance  at  Annual
Meetings

Stockholders may communicate with a member or members of the Board of Directors by addressing their correspondence to the Board member or members c/o the
Corporate Secretary, Programmer's Paradise, Inc., 1157 Shrewsbury Avenue, Shrewsbury, NJ 07702. Our Corporate Secretary will review the correspondence and forward it to the chair of the appropriate committee or to any individual Director or Directors to whom the communication is directed, unless the communication is unduly hostile, threatening, illegal, does not reasonably relate to Programmer's Paradise or our business, or is similarly inappropriate. Our Corporate Secretary has the authority to discard or disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications.

Recognizing that Director attendance at our annual meetings can provide our stockholders with a valuable opportunity to communicate with Board members about issues affecting our Company, we encourage our Directors to attend each annual meeting of stockholders. Each Board member attended last year's annual meeting of stockholders.

Director Independence

The Board of Directors has determined that the following Directors are independent under the NASDAQ listing standards: Messrs. Boyer, Meyercord, Morgens and Weingarten.

Committees of the Board of Directors

The Board of Directors has an Audit Committee, Compensation Committee and a Nominating and Governance Committee.

Audit Committee. The Board of Directors has an Audit Committee that monitors the integrity of the Company's financial statements, financial reporting process and internal controls regarding finance, accounting and legal compliance; monitors the independence and performance of our independent registered public accounting firm; provides an avenue of communication among the independent registered public accounting firm, management, including internal audit, and our Board of Directors; and monitors significant litigation and financial risk exposure. The current members of the Audit Committee are Messrs. Weingarten (Chairman), Meyercord and Morgens, each of whom is independent as defined by the NASDAQ listing standards and applicable Securities and Exchange Commission ("SEC") rules. The Board of Directors has determined that Mr. Weingarten meets the criteria as an "audit committee financial expert" as defined in applicable SEC rules. The Audit Committee met five times during 2005.

The Audit Committee operates under a written charter adopted by the Board of Directors. A copy of the charter is available in the investor relations section of our web site, http://www.programmersparadise.com/company/overview.pasp. The report of the Audit Committee begins on page 25 of this proxy statement.

Compensation Committee. The Board of Directors has a Compensation Committee which reviews and monitors matters related to management development and succession; develops and implements executive compensation policies and pay for performance criteria for the Company; reviews and approves the initial and annual base salaries, annual incentive bonus and all long-term incentive awards of our Chairman of the Board and Chief Executive Officer; reviews and approves such compensation arrangements for all corporate officers and certain other key employees; approves stock-related incentives under our stock incentive and executive compensation plans, and exercises all powers of the Board of Directors under those plans other than the power to amend or terminate those plans; reviews and approves material matters concerning our employee compensation and benefit plans; and carries out such responsibilities as have been delegated to it under various compensation and benefit plans and such other responsibilities with respect to our compensation matters as may be referred to it by our Board of Directors or management. The members of the Compensation Committee are Messrs. Meyercord (Chairman), Morgens and Weingarten, each of whom is independent as defined by the NASDAQ listing standards. The Compensation Committee met two times during 2005.

The Compensation Committee operates under a written charter adopted by the Board of Directors, a copy of which is available in the investor relations section of our web site, http://www.programmersparadise.com/company/overview.pasp. The report of the Compensation Committee begins on page 23 of this proxy statement.

Nominating and Governance Committee. The Board has a Nominating and Governance Committee which identifies individuals qualified to become Board members and recommends to the Board director nominees for election at the next Annual Meeting of Stockholders. Currently, the members of the Nominating and Governance Committee are Messrs. Boyer (Chairman), Morgens and Weingarten, each of whom is independent as defined by the NASDAQ listing standards. The Nominating and Governance Committee met once during 2005. The Nominating and

Governance Committee operates under a written charter adopted by the Board of Directors. The Nominating and Governance Committee charter is available in the investor relations section of our web site, http://www.programmersparadise.com /company/overview.pasp.

Director Nominations

The Nominating and Governance Committee will consider recommendations for directorships submitted by our stockholders. Stockholders who wish the Nominating and Governance Committee to consider their recommendations for nominees for the position of Director should submit their recommendations, in accordance with the procedures set forth below, in writing to: Corporate
Secretary, Programmer's Paradise, Inc., 1157 Shrewsbury Avenue, Shrewsbury, NJ 07702. In order to be considered for inclusion in the proxy statement and form of proxy for the annual meeting of stockholders to be held in 2007, the stockholder's notice much be received by our Company not less than 120 days nor more than 150 days before the first anniversary of the date of this proxy statement.

For nominations, such stockholder's notice shall set forth: (i) as to each person whom the stockholder proposes to nominate for election as a Director, (A) the name, age, business address and residential address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of stock of our Company that are beneficially owned by such person, (D) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of Directors or is otherwise required by the rules and regulations of the SEC promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and (E) the written consent of the nominee to be named in the proxy statement as a nominee and to serve as a Director if elected and (ii) as to the stockholder giving the notice,
(A) the name, and business address and residential address, as they appear on our stock transfer books, of the nominating stockholder, (B) a representation that the nominating stockholder is a stockholder of record and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, (C) the class and number of shares of stock of our Company beneficially owned by the nominating stockholder and (D) a description of all arrangements or understandings between the nominating stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the nominating stockholder.

In its assessment of each potential candidate, the Nominating and Governance committee will review the nominee's professional ethics, integrity and values, judgment, experience, independence, commitment to representing the long-term interests of the stockholders, understanding of our Company's or other related industries and such other factors the Nominating and Governance Committee determines are pertinent in light of the current needs of the Board of Directors. The Nominating and Governance Committee seeks to identify candidates representing diverse experiences at policy-making levels in business, management, marketing, finance, human resources, communications and in other areas that are relevant to our activities. The Nominating and Governance Committee will also take into account the ability of a Director to devote the time and effort necessary to fulfill his or her responsibilities to our Company. After full consideration, the stockholder proponent will be notified of the decision of the Nominating and Governance Committee.

Nominees may also be recommended by Directors, members of management, or, in some cases, by a third party firm. In identifying and considering candidates for nomination to the Board, the Nominating and Governance Committee considers, in addition to the requirements described above and set out in its charter, quality of experience, our needs and the range of knowledge, experience and diversity represented on the Board. Each Director candidate will be evaluated by the Nominating and Governance Committee based on the same criteria and in the same manner, regardless of whether the candidate was recommended by a company stockholder or by others. The Nominating and Governance Committee will conduct the appropriate and necessary inquiries with respect to the backgrounds and qualifications of all Director nominees. The Nominating and Governance Committee will also review the independence of each candidate and other qualifications of all Director candidates, as well as consider questions of possible conflicts of interest between Director nominees and our Company. After the nominating and governance committee has completed its review of a nominee's qualifications and conducted the appropriate inquiries, the Nominating and Governance Committee will make a determination whether to recommend the nominee for approval by the Board of Directors. If the Nominating and Governance Committee decides to recommend the director nominee for nomination by the Board of Directors and such recommendation is accepted by the Board, the form of our proxy solicited will include the name of the director nominee.


Director Compensation and Arrangements

Each outside Director (i.e., non-employee) receives $2,000 per quarter for serving on the Board, an additional $1,000 per meeting, $1,000 per Audit Committee meeting and $500 per Compensation Committee meeting as well as reimbursement for reasonable expenses incurred in connection with service as a Director. In April 1995, the Company adopted the 1995 Non-Employee Director Plan pursuant to which the Company's non-employee Directors received automatic grants of options to purchase shares of Common Stock. See "Stock Option Plans--1995 Non-Employee Director Plan." On April 21, 2005, each non-employee Director received non-qualified options to purchase 3,000 shares of Common Stock with an exercise price of $12.85 per share, vesting immediately.

Code of Business Conduct and Ethics

In January 2004, we adopted a Code of Ethical Conduct. The full text of the Code of Ethical Conduct, which applies to all employees, officers and Directors of the Company, including our Chief Executive Officer, Chief Financial Officer and Controller is available in the investor relations section of our web site, http://www.programmersparadise.com/company/overview.pasp. The Company intends to disclose any amendment to, or waiver from, a provision of the Code of Ethical Conduct that applies to our Chief Executive Officer, Chief Financial Officer or Controller in the investor relations section of our web site.

                                   PROPOSAL 1
                                   ----------

                              ELECTION OF DIRECTORS

At the Meeting, six Directors will be elected by the stockholders to serve until the next annual meeting or until their successors are elected and qualified. The accompanying proxy will be voted for the election as Directors of the nominees listed below, all of whom are currently Directors of the Company, unless the proxy contains contrary instructions. Each of the nominees has consented to be named in this proxy statement and to serve as a Director upon election, and management has no reason to believe that any of the nominees will not be a candidate or will be unable to serve as a Director. However, in the event that any of the nominees should become unable or unwilling to serve as a Director, the proxy will be voted for the election of such person or persons as shall be designated by the Directors.

Set forth below is certain information, as of April 25, 2006, with respect to each nominee:



                                                                                                                     Director
  Name            Age    Principal Occupation                                                                         Since
  ----            ---    --------------------                                                                         -----


William H.        69     Mr.  Willett has served as a Director of the Company since  December  1996. In July 1998,   December
Willett                  Mr.  Willett was  appointed  to the  position of  Chairman.  Mr.  Willett  also served as   1996
                         President and Chief Executive Officer of the company from July 1998 to January 2006.

Simon F. Nynens   34     Mr.  Nynens was  appointed  President and Chief  Executive  Officer in January 2006.  Mr.   January
                         Nynens also was  elected to the Board to fill the  vacancy on the Board in January  2006.   2006
                         He previously held the positions of Executive Vice President and Chief Financial  Officer
                         since June 2004,  and Vice  President  and Chief  Financial  Officer from January 2002 to
                         June 2004.  Prior to that appointment he served as the Vice President and Chief Operating
                         Officer of the Company's European operations.

F. Duffield       59     Mr.  Meyercord has served as a Director of the Company since December 1991. Mr. Meyercord   December




                                                                                                                     Director
  Name            Age    Principal Occupation                                                                         Since
  ----            ---    --------------------                                                                         -----

Meyercord                is a Managing Partner and a Director of Carl Marks Consulting  Group, LLC in New York. He   1991
                         is also the Managing Director and founder of Meyercord  Advisors,  Inc. a consulting firm offering financial and operational  assistance to corporations.  Mr. Meyercord  currently serves as a Director of the Peapack Gladstone Bank and Headway Corporate Resources.

Edwin H. Morgens  64     Mr.  Morgens  was a founder of the  Company  and has served as a Director  of the Company   May
                         since May 1982.  Mr.  Morgens is and has been the  Chairman  and  co-founder  of Morgens,   1982
                         Waterfall,  Vintiadis & Co. Inc.,  an investment  firm in New York,  New York since 1968.
                         Mr. Morgens currently serves as a Director of TransMontaigne, Inc.

Allan D.          68     Mr.  Weingarten  has served as a Director of the Company  since April 1997.  From January   April
Weingarten               2001,  until retiring in December 2003, Mr.  Weingarten was the Senior Vice President and   1997
                         Treasurer  of  Jacuzzi  Brands,  Inc.  (formerly  known as U.S.  Industries,  Inc.).  Mr.
                         Weingarten also currently serves as a Director of AXS-One, Inc.

Mark T. Boyer     48     Mr.  Boyer  was  appointed  to the  Board in April  2001.  Mr.  Boyer is and has been the   April
                         President and a Director of ROI Capital Management in Greenbrae, California since 1992.     2001


All Directors hold office until the next annual meeting of stockholders and until their successors are duly elected. Officers serve at the discretion of the Board of Directors.

 THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF
                            THE NOMINATED DIRECTORS.

                                   PROPOSAL 2
                                   ----------

TO APPROVE AN AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO CHANGE OUR CORPORATE NAME TO WAYSIDE TECHNOLOGY GROUP, INC.

The Board of Directors has determined that it is advisable to change the name of the Company from Programmer's Paradise, Inc. to Wayside Technology Group, Inc. and has voted to recommend that the stockholders adopt an amendment to our amended and restated certificate of incorporation effecting the proposed name change.

We have expanded our service offerings beyond the niche of serving programmers. This change in our company name signals to the market our identity as a unified and integrated technology company. The name Wayside Technology Group, Inc. will provide our subsidiaries with a flexible corporate structure and gives us the flexibility to build on our strong brands and start new divisions focused on consultancy and additional services. We have started to report our financial information per segment and this new corporate structure is a logical step towards an expanding technology company.

Our customers from our operating subsidiaries Lifeboat Distribution and Programmers Paradise will not see any change in the name of our powerful brands
- Lifeboat Distribution and Programmer's Paradise. We have no intentions to sunset any of our brands.

Having a stronger, clearer identity will enhance our competitive advantage. It will offer clarity and simplicity in the marketplace. While the Programmer's Paradise brand has strong brand recognition, Wayside Technology Group provides the structure many software vendors, customers, key upstream partners and stockholders would like to see.

Upon approval we will change our stock ticker symbol to "WSTG". Since this will only affect our corporate name we believe that this name change can be cost-effectively implemented in a timely manner.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL TO CHANGE OUR
                                CORPORATE NAME.

                                   PROPOSAL 3
                                   ----------

                    APPROVAL OF THE 2006 STOCK INCENTIVE PLAN

The board of directors adopted the 2006 Stock Incentive Plan (the "2006 Plan") on April 12, 2006 subject to stockholder approval at the 2006 Annual meeting. The board believes that it is in the best interests of the Company to adopt the 2006 Plan so that the Company can continue to attract and retain services of those persons essential to the Company's growth and financial success.

The following is a summary of the principal features of the 2006 plan. The summary does not purport to be a complete description of all the provisions of the 2006 Plan and is qualified by its entirety by reference to the 2006 Plan document, a copy of which has been filed with the Securities and Exchange Commission and as Exhibit A to this proxy statement. Capitalized terms not otherwise defined in this summary have the meanings given to them in the 2006 Plan. Any stockholder of the Company who wishes to obtain a copy of the actual 2006 Plan may do so upon written request to the Corporate Secretary at the Company's principal executive offices in Shrewsbury, New Jersey.

General. The 2006 Plan will authorize the grant of Stock Units, Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Bonuses, and other equity-based awards (collectively, "Awards"). Options granted under the 2006 Plan may be either "incentive stock options" as defined in section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonqualified stock options, as determined by the Compensation Committee of our Board (the "Committee").

Number of Shares Authorized. The number of shares of Common Stock initially available for award under the 2006 Plan is 800,000 shares. If any Award is forfeited, or if any Option terminates, expires or lapses without being exercised, shares of Common Stock subject to such Award will again be available for future grant. In addition, any shares under the 2006 Plan that are used to satisfy award obligations under the plan of another entity that is acquired by the Company will not count against the remaining number of shares available. Finally, if there is any change in the Company's corporate capitalization, the Committee in its sole discretion may cancel and make substitutions of Awards or may adjust the number of shares available for award under the 2006 Plan, the number and kind of shares covered by Awards then outstanding under the 2006 Plan and the exercise price of outstanding Options and Stock Appreciation Rights.

Administration. The Committee will administer the 2006 Plan. Subject to the other provisions of the 2006 Plan, the Committee has the authority to:

     o   interpret the 2006 Plan;

     o   establish and amend rules and regulations relating to the 2006 Plan;

     o select the participants and determine the type of Awards to be made to participants, the number of shares subject to Awards and the terms, conditions, restrictions and limitations of Awards; provided, however, that the Company's Nominating and Corporate Governance Committee shall recommend to the Board, and the Board, not the Committee, shall have the sole and absolute authority to grant Awards to non-employee directors; and

     o make all other determinations it deems necessary or advisable for the administration of the 2006 Plan.

Eligibility. The 2006 Plan provides that Awards may be granted to employees, non-employee directors and consultants of the Company or its subsidiaries. Incentive stock options may be granted only to employees. The maximum number of shares that may be awarded to a participant in the form of Options or SARs, any calendar year shall not exceed 300,000 in the aggregate. The maximum payment to an individual based on the achievement of performance goals applicable to Awards of Deferred Stock, Restricted Stock, Stock Bonuses and/or Stock Units may not exceed $1,500,000 for any performance period.

Each Award granted under the 2006 Plan will be evidenced by a written award agreement between the participant and the Company, which will describe the Award and state the terms and conditions applicable to such Award. The principal terms and conditions of each particular type of Award are described below.

Performance Goals

The Award agreements may provide for vesting or earning the Award based on achievement of performance goals. Performance goals may be established on a Company-wide basis; with respect to one or more subsidiary corporations, business units, divisions, department, or functions, and in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies. Performance goals, the number of shares or units to which they pertain, the time and manner of payment of the Award shall be specified in the Award agreement.

Except in the case of Awards intended to meet the requirements of Section 162(m) of the Code applicable to qualified performance-based compensation ("Qualified Performance-Based Awards"), the Committee may modify performance goals in whole or in part, during the performance period, as it deems appropriate and equitable. In the case of Qualified Performance-Based Awards, the applicable performance goals are limited to one or more of the following:

     o   the price of Common Stock;

     o the market share of the Company and any subsidiary (or any business unit thereof);

     o   sales by the Company or any subsidiary (or any business unit thereof);

     o   earnings per share of Common Stock;

     o   return on stockholder equity of the Company;

     o   costs of the Company or any subsidiary (or any business unit thereof);

     o   cash flow of the Company (or any business unit thereof);

     o return on total assets of the Company or any subsidiary (or any business unit thereof);

     o return on invested capital of the Company or any subsidiary (or any business unit thereof);

     o return on net assets of the Company or any subsidiary (or any business unit thereof);

     o operating income of the Company or any subsidiary (or any business unit thereof); and

     o net income of the Company or any subsidiary (or any business unit thereof).

Stock Units and Stock Bonuses

Awards of Stock Units may be made under the 2006 Plan. A Stock Unit is a book-entry unit with a value equal to one share of Common Stock. A grant of Stock Units will vest and become payable to the participant upon termination of employment or other service or upon other future events, including the achievement during a specified performance period of performance goals established by the Committee. Payment of Stock Units shall be made in cash equal to the fair market value of the shares of Common Stock to which the Award relates multiplied by the number of Stock Units granted.

Stock Bonuses may be granted to participants entitling them to payment of a specified number of shares of Common Stock, which shares may (but need not) be payable at a future date and subject to such conditions as the Committee shall determine appropriate, including achievement of performance goals specified at the time of grant.

Options

An Option is the right to purchase shares of Common Stock for a specified period of time at a fixed price (the

"exercise price"). As of April 12, 2006, the closing price per share for our Common Stock was $12.75. Each Option agreement will specify the exercise price, the type of Option, the term of the Option, the date when the Option will become exercisable and any applicable performance goals. Incentive stock options may only be granted to employees, shall only be transferable by will or under the laws of descent and distribution, and, during the participant's lifetime, may only be exercised by the participant. No Award of incentive stock options may permit the fair market value of any such Options becoming first exercisable in any calendar year to exceed $100,000.

Exercise Price. The Committee will determine the exercise price of an Option at the time the Option is granted. The exercise price under an incentive stock option or non-qualified stock option will not be less than 100% of the fair market value of Common Stock on the date the Option is granted. However, any optionee who owns more than 10% of the combined voting power of all classes of the Company's outstanding Common Stock (a "10% Stockholder") will not be eligible for the grant of an incentive stock option unless the exercise price of the incentive stock option is at least 110% of the fair market value of the Common Stock on the date of grant.

Consideration. The means of payment for shares issued upon exercise of an Option will be specified in each Option agreement and generally may be made by the participant in cash, in a cash payment through a broker or bank from the proceeds of the sale of the shares purchased through the exercise of the Option (a "cashless exercise"), with the Committee's consent, in whole or in part with shares of Common Stock owned by the participant for at least six months, or a combination of the foregoing methods. The Committee may also permit a non-qualified Option to be exercised with Restricted Stock that has not yet vested, in which case the shares received upon exercise of the Option will, unless otherwise determined by the Committee, be subject to the same restrictions as the Restricted Stock.

Term of the Option. The term of an Option granted under the 2006 Plan will be no longer than ten years from the date of grant. In the case of an Option granted to a 10% Stockholder, the term of an incentive stock option will be for no more than five years from the date of grant.

Stock Appreciation Rights

A stock appreciation right ("SAR") entitles the recipient to receive, upon exercise of the SAR, the increase in the fair market value of a specified number of shares of Common Stock from the date of the grant of the SAR to the date of exercise, payable in cash, shares of Common Stock, shares of Deferred Stock, shares of Restricted Stock or any combination thereof. An SAR may be granted in tandem with an Option or separately (a "free-standing SAR"). The Committee shall set the exercise price of an SAR which shall not be less than the Fair Market Value of the underlying Common Stock on the date of the grant. Any grant may specify a waiting period or periods before the SAR may become exercisable and permissible dates or periods on or during which the SAR shall be exercisable. No SAR may be exercised more than ten years from the grant date.

Restricted and Deferred Shares

An Award of Restricted Stock is a grant to the recipient of a specified number of shares of Common Stock which are subject to forfeiture upon specified events during the restriction period. Each grant of Restricted Stock will specify the length of the restriction period and will include restrictions on transfer to third parties during the restriction period.

An Award of Deferred Stock is an agreement by the Company to deliver to the recipient a specified number of shares of Common Stock at the end of a specified deferral period, subject to the fulfillment of any conditions specified by the Committee.

General Provisions

Vesting. Each grant of Stock Units and Stock Bonuses shall specify the conditions, including performance goals, if applicable, that must be satisfied in order for payment to be made. Each grant of Options or SARs shall specify the length of service and/or any applicable performance goals that must be achieved before it becomes exercisable. Each grant of Restricted Stock shall specify the duration of the restriction period and any other conditions that under which the Restricted Stock would be forfeitable to the Company, including any applicable performance goals. Each grant of Deferred Stock shall specify the deferral period and any other conditions to which future delivery of shares to the recipient is subject, including any applicable performance goals. Each grant may provide for the early exercise rights or termination of a restriction or deferral period in the event of a Change in Control or similar transaction or event.

Dividends/Ownership Rights. Unless otherwise provided by the Committee, an Award of Bonus Stock or Restricted Stock entitles the participant to dividend, voting and other ownership rights during the restriction period. An Award of Deferred Stock does not entitle the participant to any transfer, voting or any other ownership rights with respect to the Deferred Shares. Any grant of Deferred Stock may provide for the payment of dividend equivalents in cash or additional shares.

Nontransferability of Awards. In general, during a participant's lifetime, his or her Awards shall be exercisable only by the participant and shall not be transferable other than by will or laws of descent and distribution. However, the Committee may provide for limited lifetime transfers of Awards, other than incentive stock options, to certain family members. In addition, an Award grant may provide for additional transfer restrictions on vested shares received upon exercise, delivery, or payment of an Award, including restrictions relating to minimum share ownership requirements applicable to any participant.

Termination of Employment, Consulting Services, or Other Services. The Committee may take actions which it believes equitable under the circumstances or in the best interests of the Company with respect to Awards that are not fully vested in the event of termination of employment or service by reason of death, disability, normal retirement, early retirement with the consent of the Committee, other termination or a leave of absence that is approved by the Committee, or in the event of hardship or other special circumstances that are approved by the Committee. Unless otherwise determined by the Committee, upon a participant's termination for Cause, all outstanding Options or SARs shall expire and all shares of Restricted Stock still subject to a restriction period and Deferred Stock still subject to a deferral period shall be forfeited.

Award Deferrals. An Award Agreement may provide for the deferral of any Award, dividend or dividend equivalent until a specified time and under such terms as established by the Committee.

Change in Control

Unless otherwise determined by the Committee, in the event of a Change in Control (as defined in the 2006 Plan), all Awards that have not vested or been cancelled or forfeited shall become fully vested and exercisable immediately upon such event, provided the Award has not been forfeited and the participant has remained employed by, or otherwise in the service of, the Company at the date of such event. Alternatively, the Committee may cancel and cash out outstanding Awards or arrange for the substitution of outstanding Awards with new awards of equal value. If a Change of Control occurs during one or more performance periods for which the Committee has not yet made a determination as to whether the applicable performance objectives were met, the performance period shall immediately terminate and it shall be assumed that the applicable performance objectives have been attained at a level of one hundred percent
(100%). A participant shall be considered to have earned, and therefore be entitled to receive, payment of a prorated portion of the performance Awards that he or she would have received for the whole performance period, based on the portion of the performance period completed before the Change in Control. In addition, any Award deferred by a participant may be payable in connection with such Change in Control.

Effective Date, Amendments, and Termination of the 2006 Plan. The 2006 Plan will be effective upon its approval by Company stockholders. The Board of Directors has the authority to amend or terminate the 2006 Plan at any time; provided, however, that stockholder approval is required for any amendment which (i) materially increases the number of shares available for Awards under the 2006 Plan (other than to reflect a change in the Company's capital structure), (ii) materially increases the maximum number of shares allowed for grants to any participant, (iii) materially changes the class of persons eligible to receive grants of Awards or the types of Awards available under the 2006 Plan, (iv) materially increases the benefits to participants under the 2006 Plan, or (v) as otherwise required by applicable law or the NASDAQ rules. Further, no Award may be repriced, replaced, regranted through cancellation, or modified without stockholder approval. Finally, the 2006 Plan will terminate automatically ten years after it is approved by stockholders.

Certain Federal Income Tax Considerations

The  following   discussion  is  a  summary  of  certain   federal   income  tax
considerations that may be relevant to participants in the 2006 Plan. The discussion is for general informational purposes only and does not purport to address specific federal income tax considerations that may apply to a participant based on his or her particular circumstances, nor does it address state or local income tax or other tax considerations that may be relevant to a participant.

Stock Units and Stock Bonuses

A participant realizes no taxable income and the Company is not entitled to a deduction when Stock Units or Stock Bonuses payable in the future and subject to conditions such as the achievement of performance goals (a "Conditional Stock Bonus") are awarded. Stock Bonuses not subject to future conditions constitute taxable income to the participant when granted and the Company is entitled to a corresponding deduction. When the Stock Units or Conditional Stock Bonuses vest and become payable as a result of the satisfaction of the terms and conditions on such Award, including, if applicable, achievement of performance goals, the participant will realize ordinary income equal to the amount of cash received or the fair market value of the shares received minus any amount paid for the shares, and, subject to Section 162(m) of the Code, the Company will be entitled to a corresponding deduction.

A participant's tax basis in shares of Common Stock received upon payment will be equal to the fair market value of such shares when the participant receives them. Upon a sale of the shares, the participant will realize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year at the time of sale. Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the tax basis of the shares in the participant's hands.

Deferred Stock

A participant realizes no taxable income and the Company is not entitled to a deduction when Deferred Stock is awarded. When the deferral period for the Award ends and the participant receives shares of Common Stock, the participant will realize ordinary income equal to the fair market value of the shares at that time, and, subject to Section 162(m) of the Code, the Company will be entitled to a corresponding deduction. A participant's tax basis in shares of Common Stock received at the end of a deferral period will be equal to the fair market value of such shares when the participant receives them. Upon sale of the shares, the participant will realize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year at the time of sale. Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the tax basis of the shares in the participant's hands.

Restricted Stock

Restricted Stock received pursuant to Awards will be considered subject to a substantial risk of forfeiture for federal income tax purposes. If a participant who receives such Restricted Stock does not make the election described below, the participant realizes no taxable income upon the receipt of Restricted Stock and the Company is not entitled to a deduction at such time. When the forfeiture restrictions with respect to the Restricted Stock lapse, the participant will realize ordinary income equal to the fair market value of the shares at that time, and, subject to Section 162(m) of the Code, the Company will be entitled to a corresponding deduction. A participant's tax basis in Restricted Stock will be equal to their fair market value when the forfeiture restrictions lapse, and the participant's holding period for the shares will begin when the forfeiture restrictions lapse. Upon sale of the shares, the participant will realize short-term or long-term gain or loss, depending upon whether the shares have been held for more than one year at the time of sale. Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the tax basis of the shares in the participant's hands.

Participants receiving Restricted Stock may make an election under Section 83(b) of the Code with respect to the shares. By making a Section 83(b) election, the participant elects to realize compensation income with respect to the shares when the shares are received rather than at the time the forfeiture restrictions lapse. The amount of such compensation income will be equal to the fair market value of the shares when the participant receives them (valued without taking the restrictions into account), and the Company will be entitled to a corresponding deduction at that time. By making a Section 83(b) election, the participant will realize no additional compensation income with respect to the shares when the forfeiture restrictions lapse, and will instead recognize gain or loss with respect to the shares when they are sold. The participant's tax basis in the shares with respect to which a Section 83(b) election is made will be equal to their fair market value when received by the participant, and the participant's holding period for such shares begins at that time. If, however, the shares are subsequently forfeited to the Company, the participant will not be entitled to claim a loss with respect to the shares to the extent of the income realized by the participant upon the making of the Section 83(b) election. To make a Section 83(b) election, a participant must file an appropriate form of election with the Internal Revenue Service and with his or her employer, each within 30 days after shares of restricted stock are received, and the participant must also attach a copy of his or her election to his or her federal income tax return for the year in which the shares are received.

Generally, during the restriction period, dividends and distributions paid with respect to Restricted Stock will be treated as compensation income (not dividend income) received by the participant. Dividend payments received with respect to shares of restricted stock for which a Section 83(b) election has been made will be treated as dividend income, assuming the Company has adequate current or accumulated earnings and profits.

Non-Qualified Options

A participant realizes no taxable income and the Company is not entitled to a deduction when a non-qualified option is granted. Upon exercise of a non-qualified option, a participant will realize ordinary income equal to the excess of the fair market value of the shares received over the exercise price of the non-qualified option, and, subject to Section 162(m) of the Code, the Company will be entitled to a corresponding deduction. A participant's tax basis in the shares of Common Stock received upon exercise of a non-qualified option will be equal to the fair market value of such shares on the exercise date, and the participant's holding period for such shares will begin at that time. Upon sale of the shares of Common Stock received upon exercise of a non-qualified option, the participant will realize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year. The amount of such gain or loss will be equal to the difference between the amount realized in connection with the sale of the shares, and the participant's tax basis in such shares.Under the 2006 Plan, non-qualified options may, with the consent of the Committee, be exercised in whole or in part with shares of Common Stock or Restricted Stock held by the participant. Payment in Common Stock or Restricted Stock will be treated as a tax-free exchange of the shares surrendered for an equivalent number of shares of Common Stock received, and the equivalent number of shares received will have a tax basis equal to the tax basis of the surrendered shares. In the case of payment in Restricted Stock, however, the equivalent number of shares of Common Stock received shall be subject to the same risks of forfeiture or restrictions on transfer as those that applied to the Restricted Stock surrendered. The fair market value of shares of Common Stock received in excess of the number of shares surrendered will be treated as ordinary income and such shares have a tax basis equal to their fair market value on the date of the exercise of the non-qualified option.

Incentive Stock Options

A participant realizes no taxable income and the Company is not entitled to a deduction when an incentive stock option is granted or exercised. Provided the participant meets the applicable holding period requirements for the shares received upon exercise of an incentive stock option (two years from the date of grant and one year from the date of exercise), gain or loss realized by a participant upon sale of the shares received upon exercise will be long-term capital gain or loss, and the Company will not be entitled to a deduction. If, however, the participant disposes of the shares before meeting the applicable holding period requirements (a "disqualifying disposition"), the participant will realize ordinary income at that time equal to the excess of the fair market value of the shares on the exercise date over the exercise price of the incentive stock option. Any amount realized upon a disqualifying disposition in excess of the fair market value of the shares on the exercise date of the incentive stock option will be treated as capital gain and will be treated as long-term capital gain if the shares have been held for more than one year. If the sales price is less than the sum of the exercise price of the incentive stock option and the amount included in ordinary income due to the disqualifying disposition, this amount will be treated as a short-term or long-term capital loss, depending upon whether the shares have been held for more than one year. Notwithstanding the above, individuals who are subject to Alternative Minimum Tax may recognize ordinary income upon exercise of an incentive stock option. Under the 2006 Plan, incentive stock options may, with the consent of the Committee, be exercised in whole or in part with shares of Common Stock held by the participant. Such an exercise will be treated as a tax-free exchange of the shares of Common Stock surrendered (assuming the surrender of the previously-owned shares does not constitute a disqualifying disposition of those shares) for an equivalent number of shares of Common Stock received, and the equivalent number of shares received will have a tax basis equal to the tax basis of the surrendered shares. Shares of Common Stock received in excess of the number of shares surrendered will have a tax basis of zero.

SARs

A participant realizes no taxable income and the Company is not entitled to a deduction when a SAR is granted. Upon exercising a SAR, a participant will realize ordinary income in an amount equal to the cash or the fair market value of the shares received minus any amount paid for the shares, and, subject to
Section 162(m) of the Code, the Company will be entitled to a corresponding deduction. A participant's tax basis in the shares of Common Stock received upon exercise of a SAR will be equal to the fair market value of such shares on the exercise date, and the participant's holding period for such shares will begin at that time. Upon a sale of the shares of Common Stock received upon exercise of a SAR, the participant will realize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year. The amount of such gain or loss will be equal to the difference between the amount realized in connection with the sale of the shares, and the participant's tax basis in such shares.

Deferral Elections

Generally, Awards deferred by recipients are not taxable until the Awards are paid to the recipient. At that time, the amounts will be includible in income and the Company will be entitled to a deduction

Section 162(m) Limitations

Section 162(m) of the Code limits the deductibility of compensation paid to certain executive officers, unless the compensation is "performance-based compensation" and meets certain other requirements outlined in Code Section 162(m) and related regulations ("Qualified Performance-Based Awards"). If Awards to such persons are intended to qualify as Qualified Performance-Based Awards, the 2006 Plan requires that the maximum fair market value of any performance-based Award or Awards that may be granted to the recipient during any one performance period is $1,000,000.

Withholding

The Company is entitled to deduct from the payment of any Award (whether made in stock or in cash) all applicable income and employment taxes required by federal, state, local or foreign law to be withheld, or may require the participant to pay such withholding taxes to the Company as a condition of receiving payment of the Award. The Committee may allow a participant to satisfy his or her withholding obligations by directing the Company to retain the number of shares necessary to satisfy the withholding obligation, or by delivering shares held by the participant to the Company in an amount necessary to satisfy the withholding obligation.

                              NEW PLAN BENEFITS
                          2006 Stock Incentive Plan

           Name and Position               Dollar Value ($)     Number of Units
  ------------------------------------    ------------------    ---------------

  William H. Willett, Chairman (1)                -                    0

  Simon Nynens, President and Chief               -            200,000 shares of
    Executive Officer (2)                                Common Stock underlying
                                                                     options (3)

  Jeffrey Largiader, Vice President               -                    0
    Sales & Marketing

  Vito Legrottaglie, Vice President MIS           -                    0

  Dan Jamieson, Vice President and                -                    0
    General Manager-Lifeboat

  All current executive officers as               -            200,000 shares of
     a group                                             Common Stock underlying
                                                                     options (4)

  All current directors who are not               -                    0
     executive officers as a group

  All employees, including all current            -                    0
     officers who are not executive
     officers, as a group


(1) Mr. Willet was President and Chief Executive Officer for all of 2005 and resigned from these positions on January 9, 2006.

(2) Mr. Nynens was Executive Vice President and Chief Financial Officer until his appointment on January 9, 2006 to the positions of President and Chief Executive Officer.

(3) All of these options are to be granted to Mr. Nynens upon approval of the 2006 Plan by the stockholders. Each option will have an exercise price equal to the fair market value of a share of Common Stock on the date of grant, and 20% of the options will vest each year over a five-year period.

(4)  Represents the options to be granted to Mr. Nynens.

At the present time, other than as set forth in the New Plan Benefits table above, there are no other Awards or grants to be received by or allocated to any other person under the 2006 Plan.

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL TO APPROVE THE 2006 STOCK INCENTIVE PLAN.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) under the Exchange Act requires the Company's officers and Directors and holders of more than ten percent of the Company's outstanding shares of Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies of these reports. Based solely upon a review of such forms, or on written representations from certain reporting persons that no reports were required for such persons, the Company believes that during 2005 all required events of its officers, Directors and 10% stockholders required to be so reported, were timely filed.

EXECUTIVE COMPENSATION

The following table sets forth, for the last three completed fiscal years, a summary of the annual and long-term compensation for services in all capacities of the Named Executive Officers.


                                             Summary Compensation Table
                                                                          Long-Term
                               Annual Compensation Awards (*)             Compensation (**)
                               ---------------------------------------    -----------------------------------------
                                                                          Securities
                                                                          Underlying        Other
Name and Position              Year      Salary ($)      Bonus ($)        Options (#)       Compensation (1)
----------------               ----      ----------      ---------        -----------       ----------------

William H. Willett,            2005        225,000        101,443            14,250  (3)            7,000
Chairman(2)                    2004        225,000        334,000           125,000  (4)            6,424
                               2003        225,000        196,000                 --                6,855

Simon Nynens,                  2005        175,000         91,253            14,250  (3)            6,781
President and Chief            2004        162,997        123,238           100,000  (4)            6,180
Executive Officer(5)           2003        140,000         97,500                 -                 5,280

Jeffrey Largiader, Vice        2005        149,375         47,438             5,000  (3)            6,127
President Sales &              2004        144,583        104,856            40,000  (4)            6,421
Marketing                      2003        140,000         87,250                 --                5,895

Vito Legrottaglie,             2005        138,730         37,907             5,000  (3)            4,713
Vice President MIS (6)         2004        130,000         60,000            40,000  (4)            5,795
                               2003        118,750         50,000            20,000  (7)            4,046

Dan Jamieson,                  2005        137,500         57,525             5,000  (3)            5,175
Vice President and             2004        116,917         70,000            40,000  (4)            5,907
General Manager-Lifeboat       2003         83,000         67,000                --                 4,308



(*) The cost of certain perquisites and other personal benefits are not included because they did not exceed, in the case of any named executive officer, the lesser of $50,000 or 10% of the total of the annual salary and bonus for such executive.

(**) The Company did not make any restricted stock awards or payouts pursuant to long-term incentive plans to the Named Executive Officers during the last three completed fiscal years.

(1) Represents (i) matching contributions paid by the Company to such executive's account under the Company's 401(k) Savings Plan and (ii) premiums paid by the Company in respect of term life insurance for the benefit of such executive.

(2) Mr. Willet was President and Chief Executive officer for all of 2005 and resigned from these positions on January 9, 2006.

(3) Represents options to purchase Common Stock with an exercise price of $12.85 per share, vesting immediately.

(4) Represents options to purchase Common Stock with an exercise price of $8.03 per share, vesting immediately.

(5) Mr. Nynens was Executive Vice President and Chief Financial officer until his appointment on January 9, 2006 to the position of President and Chief Executive Officer.

(6) The Company hired Mr. Legrottaglie in February 2003. For 2003, represents the portion of his annual 2003 salary of $130,000 paid in 2003 after such date.

(7) Represents options to purchase Common Stock with an exercise price of $2.01 per share, vesting immediately.

EMPLOYEE BENEFIT PLANS

The Company provides all employees, including executive officers, with group medical, dental and disability insurance on a non-discriminatory basis. Employees are required to contribute 20% of the premium costs of such policies. The Company has a 401(k) savings and investment plan intended to qualify under
Section 401(a) of the Code, for our domestic employees, which permits employee salary reductions for tax-deferred savings purposes pursuant to Section 401(k) of the Code. The Company matches 50% of domestic employee contributions up to the first 6% of compensation. The Company's total contributions for 2005 were approximately $121,000.

The Company maintains a performance bonus plan for our senior executives which provides for a bonus of up to 120% of the executive's base salary in the event certain performance targets, based upon revenue and operating profitability, are achieved and also provides for additional incentive bonuses based upon pre-established metrics (the "Performance Bonus Plan"). The Performance Bonus Plan also provides for an increase in the available bonus pool for performance in excess of a specified net income after tax performance target (the "over target bonus"). Subject to approval by its Board of Directors, the Company anticipates that a similar type of bonus plan will continue in effect for 2006 and subsequent fiscal years and that bonuses under this plan in the 2006 fiscal year and thereafter will be based on the Company meeting or exceeding profitability targets established by the Compensation Committee.

STOCK OPTION PLANS

1995 Stock Plan. The purpose of the Company's 1995 Stock Plan (the "1995 Stock Plan") is to provide incentives to officers, Directors, employees and consultants of the Company. Under the 1995 Stock Plan, officers and employees of the Company and any present or future subsidiary are provided with opportunities to purchase shares of Common Stock of the Company pursuant to options which may qualify as ISOs, or which do not qualify as ISOs ("Non-Qualified Options") and, in addition, such persons may be granted awards of stock in the Company ("Awards") and opportunities to make direct purchases of stock in the Company
("Purchases"). Both ISOs and Non-Qualified Options are referred to hereafter individually as an "Option" and collectively as "Options." Options, Awards and Purchases are referred to hereafter collectively as "Stock Rights." The 1995 Stock Plan contains terms and conditions relating to ISOs necessary to comply with the provisions of Section 422 of the Code.

The 1995 Stock Plan authorized the grant of Stock Rights to acquire up to 1,137,500 shares of Common Stock. As of April 25, 2006, a total of 663,463 shares of Common Stock are subject to outstanding Options under the 1995 Stock Plan at exercise prices ranging from $2.01 to $12.85 per share. The 1995 Stock Plan expired and terminated on April 21, 2005 (except as to Options outstanding on that date) and no more grants may be made under the 1995 Stock Plan.

The 1995 Stock Plan requires that each Option shall expire on the date specified by the Compensation Committee, but not more than ten years from its date of grant in the case of ISOs and ten years and one day in the case of Non-Qualified Options. However, in the case of any ISO granted to an employee or officer owning more than 10% of the total combined voting power of all classes of stock of the Company or any present or future subsidiary, the ISO expires no more than five years from its date of grant.

1995 Non-Employee Director Plan. The purpose of the Company's 1995 Non-Employee Director Plan (the "1995 Director Plan") is to promote the interests of the Company by providing an inducement to obtain and retain the services of qualified persons who are not employees or officers of the Company to serve as members of its Board of Directors ("Outside Directors"). The 1995 Director Plan authorized the grant of options for up to 187,500 shares of Common Stock and
provides  for  automatic  grants  of  nonqualified   stock  options  to  Outside
Directors.

Under the 1995 Option Plan, each current Outside Director has received, and each Outside Director who first joined the Board after April 1995 automatically received at that time, options to purchase 18,750 shares of Common Stock. As of April 25, 2006, a total of 81,000 shares of Common Stock are subject to outstanding Options under the 1995 Non-Employee Director Stock Plan at exercise prices ranging from $2.13 to $7.50 per share. All options granted to Outside Directors have an exercise price equal to 100% of the fair market value on the date of grant. The 1995 Director Plan requires that options granted thereunder will expire on the date which is ten years from the date of grant. Each option granted under the 1995 Director Plan becomes exercisable over a five-year period, and vests in an installment of 20% of the total option grant upon the expiration of one year from the date of the option grant, and thereafter vests in equal quarterly installments of 5%. The 1995 Director Plan expired and was terminated on April 21, 2005 (except as to Options outstanding on that date) and no more grants may be made under the 1995 Director Plan.

TOTAL OPTIONS EXERCISED IN 2005 AND YEAR-END VALUES

This table gives information for options exercised by each of the Named Executive Officers in 2005 and the value (stock price less exercise price) of the remaining options held by those executive officers at year-end, using the closing price of $11.93 of the Company's Common Stock on December 31, 2005.


--------------------- ---------------- --------------- ------------------------------------ -------------------------------------
                          Shares                              Number of Securities                  Value of Unexercised
                        acquired on        Value             Underlying Unexercised                 In The Money Options
                       Exercise (#)     Realized ($)      Options/SAR's at FY-End (#)                at Fiscal Year-End
--------------------- ---------------- --------------- ------------------------------------ -------------------------------------
Name                                                    Exercisable      Unexercisable      Exercisable($)    Unexercisable ($)
--------------------- ------ --------- --------------- -------------- --------------------- ---------------- --------------------
William Willett                50,000        $585,950        308,070                50,000       $2,040,563             $477,000
Simon Nynens                        0              $0        114,320                     0         $390,000                   $0
Jeffrey Largiader                   0              $0         97,500                     0         $670,500                   $0
Vito Legrottaglie              10,000         $60,500         55,000                     0         $254,000                   $0
Dan Jamieson                        0              $0         45,000                     0         $156,000                   $0
--------------------- ---------------- --------------- -------------- --------------------- ---------------- --------------------


OPTION GRANTS IN 2005

This table shows all options to purchase the Company's Common Stock granted to each of our Named Executive Officers in 2005 and the potential value of such grants at stock price appreciation rates of 0%, 5% and 10%, compounded annually over the maximum ten-year term of the options. The 5% and 10% rates of appreciation are required to be disclosed by SEC rules and are not intended to forecast possible future appreciation, if any, in the Company's stock price.


----------------------- --------------------------------------------------------- --------------------------------
                                           Individual Grants                      Potential Realizable Value
                        --------------------------------------------------------- --------------------------------
                          Number of      % of Total      Exercise    Expiration       at Assumed Annual Rate
                         Securities       Options         Price       Date (3)            of Stock Price
                         Underlying      Granted to     Per Share                          Appreciation
                           Options      Employees in    ($/Sh) (2)                      for Option Term (4)
         Name            Granted (1)    Fiscal Year                                  5% ($)          10% ($)
----------------------- -------------- --------------- ------------- ------------ ------------- ------------------

William Willett                14,320          29.44%         12.85    4/21/2015       115,724            293,268
Simon Nynens                   14,320          29.44%         12.85    4/21/2015       115,724            293,268
Jeffrey Largiader               5,000          10.28%         12.85    4/21/2015        40,406            102,398
Vito Legrottaglie               5,000          10.28%         12.85    4/21/2015        40,406            102,398
Dan Jamieson                    5,000          10.28%         12.85    4/21/2015        40,406            102,398
----------------------- -------------- --------------- ------------- ------------ ------------- ------------------


(1) All stock options granted in 2005 to the Named Executive Officers were granted under the 1995 Stock Plan and vest immediately.

(2) The exercise price per share of options granted represented the fair market value of the underlying shares of Common Stock on the date the options were granted.

(3) The options granted have a term of ten years and one day, subject to earlier termination upon the occurrence of certain events related to termination of employment.

(4) The potential realizable value is calculated based upon the term of the option at its time of grant (ten years) and one day. It is calculated by assuming that the stock price on the date of grant appreciates at the indicated annual rate, compounded annually for the entire term of the option, and that the option is exercised and sold on the last day of its term for the appreciated stock price.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets forth information, as of December 31, 2005, regarding securities authorized for issuance upon the exercise of stock options under all of the Company's equity compensation plans.


------------------------------------ ------------------------- ----------------- -----------------------------------------------
                                               (a)                   (b)                              (c)
                                                                   Weighted
                                                                   Average          Number of Securities Remaining Available
                                     Number of Securities to    Exercise Price          for Future Issuance Under Equity
                                     be Issued Upon Exercise    of Outstanding      Compensation Plans (Excluding Securities
Plan Category                         of Outstanding Options       Options                  Reflected in Column (a))
------------------------------------ ------------------------- ----------------- -----------------------------------------------

Equity Compensation Plans Approved             886,287                 6.49                            --
by Stockholders (1)
                                     ------------------------- ----------------- -----------------------------------------------
Equity Compensation Plans Not                   50,000                 2.39                            --
Approved by Stockholders  (2)
------------------------------------ ------------------------- ----------------- -----------------------------------------------
     Total                                     936,287                 6.60                            --
------------------------------------ ------------------------- ----------------- -----------------------------------------------


(1) Consists of options available for grant under the 1995 Stock Plan and the 1995 Director Plan. See "Stock Option Plans" in this proxy statement.

(2) Includes 50,000 stock appreciation rights granted to Mr. Willett as part of his employment agreement. If there shall be a change in control, as defined in Mr. Willett's employment agreement, prior to the termination of the employment period, the Company will be required to pay to Mr. Willett a bonus equal to the amount, if any, by which the value per share received by stockholders in connection with the change of control exceeds the exercise price of the stock appreciation rights.

EMPLOYMENT AND SEVERANCE AGREEMENTS

Each of the Named Executive Officers has entered into an agreement that includes a covenant not-to-compete and a confidentiality provision. The covenant not-to-compete prohibits the executive for a period of one year after termination from engaging in a competing business. Such covenant also prohibits the executive from directly or indirectly soliciting the Company's customers or employees.

On January 9, 2006, the company appointed Simon Nynens President and Chief Executive Officer and entered into an employment agreement which expires June 30, 2007. The agreement provides for a base salary of $250,000 and a bonus, if certain targets are met. Additionally, should the stockholders of the company approve a long-term incentive plan consisting of stock options, restricted stock and/or other equity-based compensation ( a "LTIP"), Mr. Nynens will be eligible to participate in the LTIP based upon and consistent with the Company's participation for a President and Chief Executive Officer. Such level of Mr. Nynens' participation will be at least equal to options exercisable for 200,000 shares of Common Stock (or equivalent awards).

If a LTIP is approved and there is a price increase of the Common Stock of the Company prior to the grant of such options under the LTIP, Mr. Nynens will be entitled to a performance bonus equal to the increase (if any) in the closing share price from January 12, 2006 to the date of the grant of the options multiplied by 200,000. If there shall be a change of control in the Company prior to the grant of such options under the LTIP, Mr. Nynens will be entitled to a bonus equal to the increase in the closing share price from January 12, 2006 to the date of the change of control multiplied by 200,000.

In the event that Mr. Nynens' employment is terminated without cause or by the rendering of a non-renewal notification, he is entitled to receive severance payments equal to twelve months salary and immediate vesting of all outstanding stock awards. Additionally, in the event that a change of control of the Company occurs (as described in the employment agreement), Mr. Nynens' outstanding stock awards become immediately vested and he is entitled to the pro-rata performance bonus based upon stock price at the date of such change in control.

On January 9, 2006, William Willett resigned as President and Chief Executive Officer. In connection with the resignation, the Company entered into a Consulting Agreement with Mr. Willett. Under terms of the Consulting Agreement, Mr. Willett will remain Chairman of the Board until the 2006 Annual Meeting of Shareholders. Mr. Willett's termination of employment will be treated as a voluntary termination under the Employment Agreement between Mr. Willett and the Company dated July 15, 2002 (the "Willett Employment Agreement"). The Willett Employment Agreement is amended such that only the non-competition provisions will survive and be extended for a period of time equal to that of the Consulting Agreement. Mr. Willett will provide consulting services to the Company for a one-year period beginning in July 2006. The total compensation to Mr. Willett for these consulting services will be $250,000, and Mr. Willett will be obligated to perform up to 200 hours to assist the Chief Executive Officer of the Company.

The Company has entered into a severance agreement with Mr. Legrottaglie, Vice President of Information Systems, under which Mr. Legrottaglie is entitled to severance payments for six months at the then applicable annual base salary if the Company terminates his employment for any reason other than for cause.

CERTAIN TRANSACTIONS

The Company has adopted a policy whereby all transactions between the Company and its principal officers, Directors and affiliates must be on terms no less favorable to the Company than could be obtained from unrelated third parties and require pre-approval by a majority of the disinterested members of the Company's Board of Directors. There were no such transactions in 2005.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Edwin H. Morgens, F. Duffield Meyercord and Allan Weingarten served as members of the Compensation Committee during the last completed fiscal year. None of Messrs. Morgens, Meyercord and Weingarten (i) was, during the last completed fiscal year, an officer or employee of the Company or any of its subsidiaries,
(ii) was formerly an officer of the Company or any of its subsidiaries, or (iii) had any relationship requiring disclosure by the Company under any paragraph of
Item 404 of Regulation S-K. Furthermore, no member of the Compensation Committee had a relationship that requires disclosure under Item 402(j)(3) of Regulation S-K.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

The report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

In evaluating the reasonableness of compensation paid to the Company's executive officers, the Compensation Committee takes into account, among other factors, how compensation compares to compensation paid by competing companies, individual contributions and the Company's performance. Base salary is determined based upon individual performance, competitive compensation trends and a review of salaries for like jobs at similar companies.

The Company also maintains the Performance Bonus Plan for its senior executives which provides for a bonus of up to 120% of the executive's base salary in the event certain performance targets, based upon revenue and operating profitability, are achieved. The Performance Bonus Plan also provides for an increase in the available bonus pool for performance in excess of a specified net income after tax performance target. For a further discussion of the Performance Bonus Plan see the discussion under "Employee Benefit Plans."

It is the Company's policy that the compensation of executive officers also be based, in part, on the grant of stock options as an incentive to enhance the Company's performance. Stock options are granted based upon a review of such executive's responsibilities and relative position in the Company, such executive's overall job performance and such executive's existing stock option position. On April 21, 2005, the Company granted 60,640 options at an option price of $12.85 per share to officers and key-employees of the Company. The options granted vested immediately on April 21, 2005. The Company granted options to purchase 14,320 shares to William H. Willett, the Company's then President and Chief Executive Officer; options to purchase 14,320 shares to Simon Nynens, the Company's then Executive Vice President and Chief Financial Officer; options to purchase 5,000 shares to Jeffrey Largiader, the Company's Vice President Sales & Marketing; options to purchase 5,000 shares to Vito Legrottaglie, the Company's Vice President and Chief Information Officer; options to purchase 5,000 shares to Dan Jamieson, General Manager of the Company's Lifeboat division; and options to purchase 5,000 shares to Steve
McNamara, the Vice President and General Manager of Programmer's Paradise Canada. Each non-employee Director of the Company received options to purchase 3,000 shares of the Company's Common Stock at an option price of $12.85 per share.

The compensation of the Company's Chief Executive Officer in 2005 consisted of a base salary, an automobile allowance, a performance bonus as well as options exercisable for 14,320 shares of Common Stock. The total compensation package was established considering base salaries of peer Chief Executive Officers with similar executive responsibilities.


                  The Compensation Committee
                  --------------------------

                  F. Duffield Meyercord, Chairman
                  Edwin H. Morgens
                  Allan Weingarten

STOCK PRICE PERFORMANCE GRAPH

Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock with the cumulative total return of the S&P Midcap 400 Index and the S&P 500 Computer and Electronics Retail Index for the period commencing December 31, 2000 and ending December 31, 2005, assuming $100 was invested on December 31, 2000 and the reinvestment of dividends.


[GRAPHIC OMITTED]



                                                               INDEXED RETURNS
                                                     Base      Years Ending
                                                     Period
Company / Index                                      Dec00     Dec01      Dec02      Dec03     Dec04      Dec05
---------------------------------------------------- --------- ---------- ---------- --------- ---------- ---------

PROGRAMMERS PARADISE INC                             100          105.37      76.88    298.54     668.33    564.25
S&P MIDCAP 400 INDEX                                 100           99.40      84.97    115.24     134.23    151.08
S&P 500 COMPUTER & ELECTRONICS
RETAIL                                               100          160.88      82.80    160.77     187.68    197.70


REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. The Audit Committee consists of three independent directors. Its duties and responsibilities are set forth in a written charter (the "Audit Committee Charter"). The Audit Committee Charter was attached as Annex A to the Company's proxy statement for its 2005 Annual Meeting of Stockholders, which was filed with the SEC on April 29, 2005. In the course of fulfilling its responsibilities during fiscal year 2005, the Audit Committee has:

     o reviewed and discussed with management the audited financial statements for the year ended December 31, 2005;

     o discussed with representatives of Amper, Politziner & Mattia P.C. (the "Independent Registered Public Accounting Firm") the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended;

     o received the written disclosures and the letter from the Independent Registered Public Accounting Firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended;

     o discussed with the Independent Registered Public Accounting Firm its independence from the Company and management; and

     o considered whether the provision by the Independent Registered Public Accounting Firm of non-audit services is compatible with maintaining the Independent Registered Public Accounting Firm's independence.

Based on the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2005.

The Audit Committee Charter provides that one duty of the Audit Committee is to provide advice to the Board of Directors in selecting, evaluating and replacing the Company's independent registered public accounting firm. In performing that duty, the Audit Committee recommended that the Board of Directors appoint Amper, Politziner & Mattia P.C. The Board of Directors agreed with this recommendation and, accordingly, appointed Amper, Politziner & Mattia as Programmer's Paradise, Inc.'s independent registered public accounting firm for 2006.

                                              Respectfully submitted,
                                              Allan Weingarten, Chairman
                                              F. Duffield Meyercord
                                              Edwin H. Morgens

                                   PROPOSAL 4

          APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee annually considers and recommends to the Board of Directors the selection of the Company's independent registered public accounting firm. Our independent registered public accounting firm during the year ended December 31, 2005 was Amper, Politziner & Mattia P.C. Amper, Politziner & Mattia P.C. who has audited our financial statements since 2002. As recommended by the Audit Committee, the Board of Directors has appointed Amper, Politziner & Mattia P.C. to serve as the Company's independent registered public accounting firm for 2006. One or more representatives of Amper, Politziner & Mattia P.C. are expected to be present at the meeting. They will have the opportunity to make a statement and will be available to respond to appropriate questions.

Fees and Independence

Audit Fees. We paid Amper, Politziner & Mattia P.C. an aggregate of $89,240 and $77,641, respectively, for professional services rendered for the audit of our financial statements for the years ended December 31, 2005 and 2004 and its reviews of our unaudited financial statements included in our quarterly reports on Form 10-Q for the quarterly periods in the years ended December 31, 2005 and 2004, respectively.

Audit-Related  Fees.  During the years ended December 31, 2005 and 2004,  Amper,
Politziner   &  Mattia  P.C.  did  not  provide  or  bill  for  other  audit  or audit-related services not included above.

Tax Fees. The aggregate fees billed for professional services rendered by Amper, Politziner & Mattia P.C. during fiscal 2005 and 2004 for tax compliance, tax advice and tax planning were $18,375 and $28,420 respectively.

All Other Fees. During the years ended December 31, 2005 and 2004, Amper, Politziner & Mattia P.C. did not provide or bill for other services not included above.

The Audit Committee has determined that the provision of services by Amper, Politziner & Mattia P.C. described in the preceding paragraphs is compatible with maintaining Amper, Politziner & Mattia P.C.'s independence. All permissible audit and non-audit services provided by Amper, Politziner & Mattia P.C. in 2004 and 2005 were pre-approved by the Audit Committee.

   THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF
    AMPER, POLITZINER & MATTIA P.C. AS THE COMPANY'S INDEPENDENT REGISTERED
                       PUBLIC ACCOUNTING FIRM FOR 2006.

GENERAL

The Management of the Company does not know of any matters other than those stated in this proxy statement which are to be presented for action at the Meeting. If any other matters should properly come before the Meeting, proxies will be voted on these other matters in accordance with the judgment of the persons voting the proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons designated therein as proxy appointees. The Company will bear the cost of preparing, printing, assembling and mailing all proxy material which may be sent to stockholders in connection with this solicitation. Arrangements will also be made with brokerage houses, other custodians, nominees and fiduciaries, to forward soliciting material to the beneficial owners of the Company's Common Stock held by such persons. The Company will reimburse such persons for reasonable out-of-pocket expenses incurred by them. In addition to the solicitation of proxies by use of the mails, officers and regular employees of the Company may solicit proxies without additional compensation, by telephone, telecopy or telegraph. The Company does not expect to pay its officers or employees any compensation for the solicitation of proxies.

STOCKHOLDER PROPOSALS FOR INCLUSION IN THE COMPANY'S 2007 ANNUAL MEETING PROXY STATEMENT AND PROXY CARD

Any Stockholder proposal to be considered by us for inclusion in the Company's 2007 proxy statement and form of proxy card for next year's Annual Meeting of Stockholders, expected to be held in June 2007, must be received by the Company's Corporate Secretary at the Company's principal executive offices located at 1157 Shrewsbury Avenue, Shrewsbury, NJ 07702, no later than December 30, 2006 (120 days prior to the first anniversary of the date of this proxy statement). The Securities and Exchange Commission rules set forth standards as to what stockholders proposals are required to be included in a proxy statement.

OTHER  STOCKHOLDER  PROPOSALS  FOR  PRESENTATION  AT THE  COMPANY'S  2007 ANNUAL
MEETING

For any proposal that is not submitted for inclusion in next year's proxy statement (as described above) but is instead sought to be presented directly at the 2007 annual meeting, Securities and Exchange Commission rules permit management to vote proxies in its discretion if the Company: (a) receives notice of the proposal more than 45 days prior to the anniversary of the mailing date of this proxy statement and the Company advises stockholders in next year's proxy statement about the nature of the matter and how management intends to vote on such matter, or (b) does not receive notice of the proposal at least 45 days prior to the anniversary of the mailing date of this proxy statement. Notices of intention to present proposals at the 2007 annual meeting should be addressed to the Company's Corporate Secretary at the Company's principal executive offices located at 1157 Shrewsbury Avenue, Shrewsbury, NJ 07702.

                                          By Order of the Board of Directors,

                                          William H. Willett, Chairman

April 28, 2006

                                    Exhibit A

                           PROGRAMMER'S PARADISE, INC.
                       2006 STOCK-BASED COMPENSATION PLAN

1.       Purpose

The Plan has been established by Programmer's Paradise, Inc. (i) to attract and retain persons eligible to participate in the Plan; (ii) motivate Participants, by means of appropriate incentives, to achieve long-range goals; and (iii) link participants' interests with those of Programmer's Paradise, Inc.'s shareholders through compensation that is based on the common stock, and thereby promote the continued growth and financial success of the Company.

2.       Definitions

For purposes of the Plan, the following terms shall have the meanings set forth below:

     (a) "Award" means an Option, SAR, Stock Bonus, Restricted Stock, Deferred Stock, Stock Unit or other equity-based award granted under the terms of the Plan.

     (b) "Award Agreement" means an agreement, in such form and including such terms as the Committee in its sole discretion shall determine, evidencing an Award.

     (c) "Board" means the Board of Directors of Programmer's Paradise, Inc.

     (d) "Cause" means: (i) the Participant's conviction of any crime (whether or not involving the Company) constituting a felony in the jurisdiction involved; (ii) conduct of the Participant related to the Participant's employment or service for which either criminal or civil penalties against the Participant or the Company may be sought; (iii) material violation of the Company's policies, including but not limited to those relating to sexual harassment, the disclosure or misuse of confidential information, or those set forth in Company manuals or statements of policy; (iv) serious neglect or misconduct in the performance of the Participant's duties for the Company or willful or repeated failure or refusal to perform such duties. If, subsequent to a Participant's termination of employment or service (whether voluntary or involuntary) without Cause, it is discovered that the Participant's employment or service could have been terminated for Cause, such Participant's employment or service shall be deemed to have been terminated for Cause. A Participant's termination of employment or service for Cause shall be effective as of the date of the occurrence of the event giving rise to Cause, regardless of when the determination of Cause is made.

     (e) "Change in Control" means a change in control of a nature that would be required to be reported in response to Item 5.01 of a Current Report on Form 8-K as in effect on the date the Plan becomes effective under section 13 or 15(d) of the Exchange Act, provided that, without limitation, a Change in Control shall be deemed to have occurred if:

         (i) Any "Person" (as such term is used in sections 13(d) and 14(d) of the Exchange Act), other than:

                  (1)    Programmer's Paradise, Inc.,

                  (2) any Person who on the date hereof is a director or officer of Programmer's Paradise, Inc., or

                  (3) a trustee or fiduciary holding securities under an employee benefit plan of Programmer's Paradise, Inc., is or becomes the "beneficial owner," (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Programmer's Paradise, Inc. representing more than 50% of the combined voting power of Programmer's Paradise, Inc.'s then outstanding securities; or

          (ii) During any period of two consecutive years during the term of this Plan, individuals who at the beginning of such period constitute the Board of Directors of Programmer's Paradise, Inc. cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period; or

          (iii) The shareholders of Programmer's Paradise, Inc. approve: (A) a plan of complete liquidation of Programmer's Paradise, Inc.; or (B) an agreement for the sale or disposition of all or substantially all of

                  Programmer's Paradise, Inc.'s assets; or (C) a merger, consolidation, or reorganization of Programmer's Paradise, Inc. with or involving any other corporation, other than a merger, consolidation, or reorganization (collectively, a "Transaction"), that would result in the voting securities of Programmer's Paradise, Inc. outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), at least 50% of the combined voting power of the voting securities of Programmer's Paradise, Inc. (or the surviving entity, or an entity which as a result of the Transaction owns Programmer's Paradise, Inc. or all or substantially all of Programmer's Paradise, Inc.'s assets either directly or through one or more subsidiaries) outstanding immediately after the Transaction.

     (f) "Code" means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

     (g) "Committee" means the Compensation Committee of the Board; provided, however, that the Committee shall at all times have at least two members, all of whom are "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act, "outside directors" within the meaning of section 162(m) of the Code, and independent within the meaning of any applicable stock exchange rule.

     (h) "Common Stock" means the common stock of Programmer's Paradise, Inc., par value $0.25 per share.

     (i) "Company"  means  Programmer's  Paradise,   Inc.  and  any  "subsidiary
         corporation" (as that term is defined in Code section 424(f)) with respect to Programmer's Paradise, Inc.

     (j) "Deferred Stock" means an Award made under Section 7 to receive Common Stock at the end of a specified Deferral Period.

     (k) "Deferral Period" means the period during which the receipt of a Deferred Stock Award under Section 7 will be deferred.

     (l) "Disability" means a disability described in section 422(c)(6) of the Code.

     (m) "Employee" means an officer or salaried employee of the Company providing key services to the Company, including a director who is such an employee. Employee shall also include individuals of the Company who are not salaried employees, but who receive Awards under the Plan conditioned on their becoming an Employee.

     (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (o) "Fair Market Value" of Common Stock on any given date shall be determined according to the following rules:

          (i) If the Common Stock is at the time listed or admitted to trading on any stock exchange, then the "Fair Market Value" shall be the mean between the highest and lowest prices of the Common Stock on the date in question on the principal national securities exchange on which it is then listed or admitted to trading. If no reported sale of Common Stock takes place on the date in question on the principal exchange, then the reported closing asked price of the Common Stock on such date on the principal exchange shall be determinative of "Fair Market Value."

          (ii) If the Common Stock is not at the time listed or admitted to trading on a stock exchange, the "Fair Market Value" shall be the mean between the highest reported asked price and lowest reported bid price of the Common Stock on the date in question in the over-the-counter market, as such prices are reported in a publication of general circulation selected by the Committee and regularly reporting the market price of Common Stock in such market.

          (ii) If the Common Stock is not listed or admitted to trading on any stock exchange or traded in the over-the-counter market, the "Fair Market Value" shall be as determined in good faith by the Committee.

     (p) "Incentive Stock Option" means an Option that meets the requirements of an incentive stock option as defined in section 422 of the Code.

     (q) "Option" means the right granted under Section 6 to purchase Common Stock for a specified period of time at a stated price. An Option may be an Incentive Stock Option or a Non-Qualified Stock Option.

     (r) "Non-Qualified Stock Option" means an Option that is not intended to be an Incentive Stock Option.

     (s) "Participant" means an Employee, director or consultant who is eligible to participate in the Plan in accordance with Section 3 and to whom an Award is granted under the Plan.

     (t) "Performance Goal" means a goal that must be met by the end of a period specified by the Committee (but that is substantially uncertain to be met before the grant of the Award) based on: (i) the price of the Common Stock; (ii) the market share of the Company (or any business unit thereof); (iii) sales by the Company (or any business unit thereof); (iv) earnings per share of Common Stock; (v) return on shareholder equity of Programmer's Paradise, Inc.; (vi) costs of the Company (or any business unit thereof); (vii) cash flow of Programmer's Paradise, Inc. (or any business unit thereof); (viii) return on total assets of the Company (or any business unit thereof); (ix) return on invested capital of the Company (or any business unit thereof); (x) return on net assets of the Company (or any business unit thereof);
         (xi) operating income of the Company (or any business unit thereof); or
         (xii) net income of the Company (or any business unit thereof).

     (u) "Restricted  Stock" means a share of Common Stock that is awarded under
         Section 8 and that is subject to the restrictions set forth in such Section.

     (v) "Restriction Period" means the period during which Restricted Stock is subject to forfeiture, which, if the Committee so provides may not expire until Retirement.

     (w) "Retirement" means: (i) with respect to a Participant who is an active participant in any qualified pension plan maintained by the Company, retirement with the Company under the provisions of such plan; and (ii) with respect to any other Participant, termination of employment or service (with respect to directors, but not consultants) with the Company under the procedures established by the Committee. (x) "SAR" means a stock appreciation right awarded under Section 10 and subject to the terms and conditions contained therein.

     (y) "Programmer's Paradise, Inc." means PROGRAMMER'S PARADISE, INC., a Delaware corporation, or any successor thereto.

     (z) "Stock Unit" means the right granted under Section 11 to receive cash equal to the Fair Market Value of a share of Common Stock multiplied by the number of Stock Units awarded. For purposes of this Plan, fractional Stock Units, measured to the nearest four decimal places, may be credited.

     (aa) "Stock Bonus" means an award of a bonus payable in shares of Common Stock under Section 9.

     (bb) "Ten Percent Shareholder" means a person who on any given date owns, either directly or indirectly (taking into account the attribution rules contained in Code section 424(d)), stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any subsidiary corporation under Code section 424(f).

3.       Eligibility

Any Employee, non-Employee director of the Company or key consultant to the Company who is designated by the Committee as eligible to participate in the Plan shall be eligible to receive an Award under the Plan, provided that an Incentive Stock Option may only be granted to an Employee of the Company.

4.       Administration and Implementation of the Plan

     (a) Subject to Section 4(b), the Plan shall be administered by the Committee, which shall have full power to interpret and administer the Plan and full authority to act in selecting the Participants to whom Awards will be granted, in determining the times at which Awards will be granted, in determining the type and amount of Awards to be granted to each such Participant, the terms and conditions of Awards granted under the Plan (including whether Awards may be exchanged for cash, made on a tandem basis, or deferrable or transferable by a Participant) and the terms of agreements which will be entered into with Participants. The Committee shall have the power to establish different terms and conditions with respect to (i) the various types of Awards granted under the Plan, (ii) the granting of the same type of Award to different Participants (regardless of whether the Awards are granted at the same time or at different times), and (iii) the establishment of different Performance Goals for different Participants.

     (b) The Committee shall not have the power to make or grant Awards to non-Employee directors of the Company. The Company's Nominating and Corporate Governance Committee shall have the authority to make recommendations to the full Board regarding Awards that should be made to non-Employee directors of the Company. The full Board shall have sole and absolute authority to make Awards to non-Employee directors hereunder, upon the Nominating and Corporate Governance Committee's recommendation. Awards made to non-Employee directors shall be subject to the other provisions of the Plan and shall be administered by the Committee, unless the full Board provides otherwise.

     (c) The Committee shall have the power to adopt regulations for carrying out the Plan (including regulations regarding the form and timing of elections and notices under the Plan) and to make changes in such regulations as it shall, from time to time, deem advisable. Any interpretation by the Committee of the terms and provisions of the Plan (including determinations of existence Cause and Disability hereunder) and the administration thereof, and all action taken by the Committee shall be final, binding and conclusive for all purposes and upon all Participants.

     (d) The Committee may condition the grant of any Award or the lapses of any Deferral or Restriction Period (or any combination thereof) upon the Participant's achievement of a Performance Goal that is established by the Committee before the grant of the Award. The Committee shall have the discretion to determine the specific targets with respect to each of these categories of Performance Goals. Before granting an Award or permitting the lapse of any Deferral or Restriction Period, the Committee shall certify that an individual has satisfied the applicable Performance Goal.

     (e) Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.

     (f) The Committee may employ attorneys, consultants, accountants and other service providers. The Committee, the Board, the Company and the
         Company's officers shall be entitled to rely upon the advice and opinions of any such person. No member of the Committee or the Board shall be personally liable for any action, determination or interpretation made with respect to the Plan and all members of the Committee and the Board shall be fully protected by Programmer's Paradise, Inc. in respect of any such action, determination or interpretation in the manner provided in Programmer's Paradise, Inc.'s bylaws.

5.       Shares Subject to the Plan

     (a) Subject to the following provisions of this Section, the maximum number of shares that may be delivered to Participants (or, if applicable, their heirs, legatees or permitted transferees) under the Plan shall not exceed 800,000 shares of Common Stock. Any shares issued under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

     (b) Any shares of Common Stock issued under the Plan that are forfeited because of the failure to meet an Award contingency or condition shall again be available for delivery pursuant to new Awards granted under the Plan. To the extent any shares of Common Stock covered by an Award are not delivered to a Participant (or, if applicable, his heir, legatee or permitted transferee) because the Award is forfeited or canceled, or the shares are not delivered because the Award is settled in cash, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under the Plan.

     (c) If the Exercise Price of any Option granted under the Plan is satisfied by tendering shares of Common Stock to Programmer's Paradise, Inc. (by either actual delivery or by attestation), only the number of shares issued net of the shares of Common Stock tendered shall be deemed delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under the Plan.

     (d) Shares of Common Stock delivered under the Plan in settlement, assumption or substitution of outstanding awards (or obligations to grant future awards) under the plans or arrangements of another entity shall not reduce the maximum number of shares of Common Stock available for delivery under the Plan, to the extent that such settlement, assumption or substitution is a result of the Company acquiring another entity (or an interest in another entity).

     (e) Subject to the other provisions of this Section, the following additional maximums are imposed under the Plan.

          (i) The maximum number of shares of Common Stock that may be covered by Awards granted to any one individual under Sections 2 and 10 (relating to Options and SARs) shall be 300,000 shares during any calendar year.

          (ii) The maximum payment that can be made for Awards granted to any one individual under Sections 7, 8, and 9 (relating to Deferred Stock, Restricted Stock, Stock Bonus and Stock Units) shall be $1,500,000 for any single or combined performance goals established for any performance period, as determined by reference to the Fair Market Value on the date of grant of the Award.

6.       Options

The Committee may grant Options under the Plan. Options shall be evidenced by a written Award Agreement. Such Award Agreements shall conform to the requirements of the Plan, and may contain such other provisions as the Committee shall deem advisable. The grant of Options shall comply with and be subject to the following terms and conditions:

     (a) Identification of Options. Each Option granted under the Plan shall be clearly identified in the applicable Award Agreement as either an Incentive Stock Option or as a Non-Qualified Stock Option. In the absence of such identification, an Option shall be deemed to be a Non-Qualified Stock Option.

     (b) Number of Options. Subject to Section 5(e), the Award Agreement for each Option award shall specify the number of shares of Common Stock that a Participant may receive with respect to the Participant's option.

     (c) Exercise Price. The price per share at which Common Stock may be purchased upon exercise of an Option shall be determined by the Committee, but shall be not less than the Fair Market Value of a share of Common Stock on the date of grant. In the case of any Incentive Stock Option granted to a Ten Percent Shareholder, the option price per share shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date of grant.

     (d) Term and Exercise of Options.

          (i) An Award Agreement shall specify when an Option may be exercisable and the terms and conditions applicable thereto. The term of an Option shall in no event be greater than ten years.

          (ii) An Option may be exercised only for a whole number of shares of Common Stock. The Committee shall establish the time and the manner in which an Option may be exercised. The option price of the shares of Common Stock received upon the exercise of an Option shall be paid within three days of the date of exercise: (i) in cash or, (ii) in cash received from a broker-dealer whom the Participant has authorized to sell all or a portion of the Common Stock covered by the Option, or
                  (iii) with the consent of the Committee, in whole or in part in shares of Common Stock held by the Participant for at least six months and valued at their Fair Market Value on the date of exercise. With the consent of the Committee, payment upon the exercise of a Non-Qualified Option may be made in whole or in part by Restricted Stock which has been held by the Participant for at least six months (based on the Fair Market Value of the Restricted Stock on the date the Option is exercised, as determined by the Committee). In such case the Common Stock to which the Option relates shall be subject to the same forfeiture restrictions originally imposed on the Restricted Stock exchanged therefor.

     (e) Limitations on Grants of Incentive Stock Options.

          (i) Each provision of the Plan and each Award Agreement relating to an Incentive Stock Option shall be construed so that each Incentive Stock Option shall be an incentive stock option as defined in section 422 of the Code, and any provisions of the Option Agreement thereof that cannot be so construed shall be disregarded. Only an Employee may be granted an Incentive Stock Option. In no event may a Participant be granted an Incentive Stock Option which does not comply with such grant and vesting limitations as may be prescribed by section 422(b) of the Code. Without limiting the foregoing, the aggregate Fair Market Value (determined as of the time the Option is granted) of the Common Stock with respect to which an Incentive Stock Option may first become exercisable by a Participant in any one calendar year under the Plan shall not exceed $100,000.

          (ii) No Incentive Stock Option shall be transferable otherwise than by will or the laws of descent and distribution and, during the lifetime of the Participant, shall be exercisable only by the Participant. Upon the death of a Participant, the person to whom the rights have passed by will or by the laws of descent and distribution may exercise an Incentive Stock Option only in accordance with this Section.

7.       Deferred Stock

The Committee may award Deferred Stock under the Plan, which shall be evidenced by an Award Agreement in such form as the Committee shall from time to time approve. Deferred Stock Awards shall comply with and be subject to the following terms and conditions:

     (a) Crediting of Deferred Stock. Upon determination of the number of shares of Deferred Stock to be awarded to a Participant, the Committee shall direct that the same be credited to the Participant's account on the books of the Company but that issuance and delivery of the same shall be deferred until the date or dates provided in Section 7(e).

     (b) Deferral Period and Performance Goals.

          (i) The Committee may condition the grant of an Award of Deferred Stock or the expiration of the Deferral Period upon the Participant's achievement of one or more Performance Goal(s) specified in the Award Agreement. If the Participant fails to achieve the specified Performance Goal(s), the Committee shall not grant the Deferred Stock Award to the Participant, or the Participant shall forfeit the Award and no Common Stock shall be transferred to him pursuant to the Deferred Stock Award.

          (ii) The Award Agreement shall specify the duration of the Deferral Period taking into account termination of employment or service on account of death, Disability, Retirement or Cause. The Deferral Period may consist of one or more installments. At the end of the Deferral Period or any installment thereof the shares of Deferred Stock applicable to such installment credited to the account of a Participant shall be issued and delivered to the Participant (or, if applicable, his heir, legatee or permitted transferee) in accordance with the terms of the Award Agreement. Notwithstanding the Deferral Period provided in an Award Agreement, the Committee may accelerate the delivery of all or any part of a Deferred Stock Award or waive the deferral limitations for all or any part of a Deferred Stock Award.

     (c) Voting Rights and Dividends.

          (i) Prior to issuance and delivery, the Participant shall have no rights as a shareholder with respect to any shares of Deferred Stock credited to the Participant's account.

          (ii) Amounts equal to any dividends declared during the Deferral Period with respect to the number of shares covered by a Deferred Stock Award will be paid to the Participant currently, or deferred and deemed to be reinvested in additional Deferred Stock, or otherwise reinvested on such terms as are determined at the time of the Award and specified in the Award Agreement.

8.       Restricted Stock

The Committee may award shares of Restricted Stock. Each grant of shares of Restricted Stock shall be evidenced by Award Agreements in such form and containing such terms and conditions and subject to such agreements or understandings as the Committee shall from time to time approve. Each grant of shares of Restricted Stock shall comply with and be subject to the following terms and conditions:

     (a) Terms of Restricted Stock. The Award Agreement for a grant of Restricted Stock shall conform to the requirements of the Plan, and shall specify (i) the number of shares of Common Stock subject to the Award, (ii) the Restriction Period applicable to the Award, (iii) the events that will give rise to a forfeiture of the Award, and (iv) the Performance Goals, if any, that must be achieved in order for the restriction to be removed from the Award. The agreement may contain such other provisions not inconsistent with the terms of the Plan as the Committee shall deem advisable.

     (b) Issuance of Certificates. The Committee shall direct that a certificate or certificates representing the number of shares of Common Stock be issued to the Participant with the Participant designated as the registered owner. The certificate(s) representing such shares shall be legended as to restrictions on the sale, transfer, assignment, pledge or other encumbrances during the Restriction Period and deposited by the Participant, together with a stock power endorsed in blank, with the Company.

     (c) Satisfaction of the Restriction Period. At the end of the Restriction Period, the Committee shall determine, in light of the terms and conditions set forth in the Award Agreement, the number of shares of Restricted Stock with respect to which the restrictions imposed hereunder have lapsed. The Restricted Stock with respect to which the restrictions shall lapse shall be converted to unrestricted Common Stock by the removal of the restrictive legends from the Restricted Stock. Thereafter, Common Stock equal to the number of shares of the Restricted Stock with respect to which the restrictions hereunder shall lapse shall be delivered to the Participant (or, where appropriate, the Participant's legal representative).

     (d) Voting Rights and Dividends.

          (i) Unless otherwise determined by the Committee, during the Restriction Period the Participant shall have the right to vote all shares of Restricted Stock.

          (ii) Dividends will be authorized by Programmer's Paradise, Inc. to be paid to the Participant during the period the restriction is enforced, subject to the same restrictions as the underlying shares upon which the restriction is declared.

9.       Stock Bonus

The Committee may grant Stock Bonuses in such amounts as it shall determine from time to time. A Stock Bonus shall be paid at such time (including a future date selected by the Committee at the time of grant) and subject to such conditions as the Committee shall determine at the time of the grant of such Stock Bonus, including, if applicable, Section 14. By way of example and not by way of limitation, the Committee may require, as a condition to the payment of a Stock Bonus, that the Participant or the Company achieve such performance criteria as the Committee may specify at the time of the grant. Prior to the date on which a Stock Bonus awarded hereunder is required to be paid, such Award shall constitute an unfunded, unsecured promise by the Company to distribute Common Stock in the future.

10.      Stock Appreciation Rights

The Committee may grant SARs under the Plan, which shall be evidenced by Award Agreements in such form as the Committee shall from time to time approve. SARs shall comply with and be subject to the following terms and conditions:

     (a) Benefits Upon Exercise.

          (i) An SAR shall entitle the recipient to receive a payment equal to the excess of the Fair Market Value of the shares of Common Stock covered by the SAR on the date of exercise over the base price of the SAR. Such payment may be in cash, in shares of Common Stock, in shares of Deferred Stock, in shares of Restricted Stock or any combination, as the Committee shall determine. An SAR may be granted in tandem with all or a portion of a related Option under the Plan ("Tandem SAR"), or may be granted separately ("Freestanding SAR"). A Tandem SAR may be granted either at the time of the grant of the Option or at any time thereafter during the term of the Option and shall be exercisable only to the extent that the related Option is exercisable.

          (ii) Upon exercise of a Tandem SAR as to some or all of the shares of Common Stock covered by the grant, the related Option shall be canceled automatically to the extent of the number of shares of Common Stock covered by such exercise, and such shares shall no longer be available for purchase under the Option. Conversely, if the related Option is exercised as to some or all of the shares of Common Stock covered by the grant, the related Tandem SAR, if any, shall be canceled automatically to the extent of the number of shares of Common Stock covered by the Option exercise.

     (b) Exercise Price. The base price of a Tandem SAR shall be the option price under the related Option. The base price of a Freestanding SAR shall be determined by the Committee at the time of the grant of such SAR but shall be not less than 100% of the Fair Market Value of the Common Stock on the date of grant of the Freestanding SAR.

     (c) Other Restrictions. SARs shall generally be subject to the same terms, conditions and limitations applicable to Options granted under Section 6.

11.      Stock Units

     (a) Grant of Stock Units. Subject to the other terms of the Plan, the Committee shall, in its discretion as reflected by the terms of the applicable Award Agreement: (i) authorize the granting of Stock Units to Participants and (ii) determine or impose other conditions to the grant of Stock Units under the Plan as it may deem appropriate.

     (b) Term. The Committee may provide in an Award Agreement that any particular Stock Unit shall expire at the end of a specified term not to exceed 10 years.

     (c) Vesting.

          (i) Stock Units shall vest and first become exercisable according to the terms and conditions set forth in the Award Agreement, as determined by the Committee at the time of grant. Stock Units may be payable upon termination of employment or service or upon other future event (including attainment of a Performance Goal).

          (ii) Unless otherwise provided in the Award Agreement (except due to a termination for Cause), if a Participant terminates employment or service with the Company, any and all of the Participant's Stock Units which have not vested prior to or as of such termination shall thereupon, and with no further action, be forfeited and cease to be outstanding.

          (iii) If a Participant terminates employment or service with the Company for Cause, any and all of the Participant's Stock Units which have not vested prior to or as of such termination shall thereupon, and with no further action, be forfeited and cease to be outstanding.

     (d) Settlement of Stock Units.

          (i) Each vested and outstanding Stock Unit shall be settled by the payment to the Participant of cash equal to the Fair Market Value of the Common Stock times the number of Stock Units to be settled. The Fair Market Value shall be determined by reference to the date of termination or other future event as specified in the Award Agreement.

          (ii) Unless otherwise provided in an Award Agreement, each Stock Unit shall be settled with a single-sum payment by the Company.

          (iii)   Unless otherwise provided in an Award Agreement and subject to
                  Section 14, if applicable, the settlement date with respect to a Participant is the first day of the month to follow the Participant's termination of employment or service.

     (e) Nature of Stock Units. Stock Units are solely a device for the measurement and determination of the amounts to be paid to a Participant under the Plan. Each Participant's right in the Stock Units is limited to the right to receive payment, if any, as may herein be provided. The Stock Units do not constitute Common Stock and shall not be treated as (or as giving rise to) property or as a trust fund of any kind; provided, however, that the Company may establish a mere bookkeeping reserve to meet its obligations hereunder or a trust or other funding vehicle that would not cause the Plan to be deemed to be funded for tax purposes or for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended. The right of any Participant of Stock Units to receive payments by virtue of participation in the Plan shall be no greater than the right of any unsecured general creditor of the Company. Nothing contained in the Plan shall be construed to give any Participant any rights with respect to Shares or any ownership interest in the Company. Without limiting
         Section 8, no provision of the Plan shall be interpreted to confer any voting, dividend or derivative or other similar rights with respect to any Stock Units.

12.      Other Equity-Based Awards

The Committee may grant other types of equity-based Awards in such amounts and subject to such terms and conditions, as the Committee shall in its sole discretion determine, subject to the provisions of the Plan. Awards may entail the transfer of actual shares of Common Stock to Participants, or payment in cash or otherwise of amounts based on the value of shares of Common Stock.

13.      Effect of Termination of Employment or Service on Awards

     (a) Options and SARs.

          (i) Unless otherwise provided in an applicable Award Agreement and subject to Section 6(e), in the event that the employment or service of a Participant with the Company shall terminate for any reason other than Retirement, Cause, Disability or death
                  (i) Options or SARs or SARs granted to such Participant, to the extent that they were exercisable on the Participant's termination date, shall remain exercisable until the expiration of 90 days after such termination date, on which date they shall expire, and (ii) Options or SARs or SARs granted to such Participant, to the extent that they were not exercisable on his termination date, shall expire at the close of business on such date; provided, however, that no Option or SAR shall be exercisable after the expiration of its term.

          (ii) Unless otherwise provided in an applicable Award Agreement and subject to Section 6(e), in the event that the employment or service of a Participant with the Company shall terminate on account of the death of the Participant, all Options or SARs or SARs granted to such Participant, to the extent that they were exercisable on the Participant's termination date, shall remain exercisable until the expiration of one year after such date, on which date they shall expire.

          (iii) Unless otherwise provided in an applicable Award Agreement and subject to Section 6(e), in the event that the employment or service of a Participant with the Company shall terminate on account of the Disability or Retirement of the Participant, all Options or SARs or SARs granted to such Participant, to the extent that they were exercisable on the Participant's termination date (or, in the case of Retirement such later date determined by the Committee), shall remain exercisable until the expiration of the term specified in their applicable Award Agreement, on which date they shall expire.

          (iv) In the event of the termination of a Participant's employment or service for Cause, all outstanding Options or SARs or SARs granted to such Participant shall expire at the commencement of business on the Participant's termination date (or deemed termination under Section 2(e)).

     (b) Restricted Stock and Deferred Stock.

          (i) In the event that the employment or service of a Participant with the Company shall terminate for any reason (other than a termination that is for Cause) prior to the expiration of the Restriction Period or Deferral Period with respect to such shares of Restricted Stock or Deferred Stock, unless otherwise provided by the Committee in its sole discretion, such termination shall cause the immediate forfeiture of all shares of Restricted Stock, Deferred Stock or Stock Bonus that have not vested as of the Participant's termination date.

          (ii) In the event a Participant's employment or service is or is deemed to have been terminated for Cause, all shares of Restricted Stock still subject to a Restriction Period and all shares of Deferred Stock still subject to a Deferral Period as of his termination date immediately shall be forfeited.

14.      Deferral Election

Notwithstanding any provision of the Plan to the contrary, any Participant may elect, with the concurrence of the Committee and consistent with any rules and regulations established by the Committee, to defer to a specified date the receipt of unrestricted Common Stock (or a cash payment hereunder) that the Participant would otherwise be entitled to receive pursuant to an Award. Such deferral may be, at the Committee's sole discretion, be made in accordance with the terms of a non-qualified deferred compensation plan maintained by the Company. Notwithstanding such an election, the Committee may distribute the unrestricted Common Stock (or cash payment, if applicable) deferred by any Participant under this Section if the Committee determines, in its discretion, that the continued deferral of Common Stock hereunder is no longer in the best interest of the Company or that such deferred Award would be immediately taxable to the Participant.

15.      Adjustments upon Changes in Capitalization

In the event of a reorganization, recapitalization, stock split, spin-off, split-off, split-up, stock dividend, issuance of stock rights, combination of shares, merger, consolidation or any other change in the corporate structure of Programmer's Paradise, Inc. affecting Common Stock, any distribution to shareholders other than a cash dividend, or any change in the corporate structure of the Company (or any sub-unit of the Company), the Committee, in its discretion, shall make appropriate adjustment in the number and kind of shares authorized by the Plan and any other adjustments to outstanding Awards as it determines appropriate. No fractional shares of Common Stock shall be issued pursuant to such an adjustment. The Fair Market Value of any fractional shares resulting from adjustments under this Section shall, where appropriate, be paid in cash to the Participant. The determinations and adjustments made by the Committee under this Section shall be conclusive.

16.      Effect of a Change in Control

Unless otherwise provided by the Committee in an Award Agreement, any Award granted hereunder that has not been vested hereunder, or been canceled or forfeited under any provision of the Plan, shall become fully exercisable and vest immediately upon a Change in Control. Any Awards deferred under Section 14 shall be paid prior to or as soon as practicable following a Change in Control, as determined by the Committee in its sole discretion.

17.      Tax Withholding

Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any Federal, state or local withholding tax requirements prior to the delivery of any certificate for such shares, or in the discretion of the Committee, the Company may withhold from the shares to be delivered shares sufficient to satisfy all or a portion of such tax withholding requirements. Whenever under the Plan payments are to be made in cash, such payments may be net of an amount sufficient to satisfy any Federal, state and local tax withholding requirements.

18.      Award Forfeiture Provision

Notwithstanding any other provision of this Plan to the contrary, the Committee may provide for the forfeiture of Awards under the Plan and the benefits derived therefrom, in the event a Participant (or, if applicable, his heir, legatee or permitted transferee) engages in conduct deemed to be harmful to, or not in the best interests of, the Company or if the Participant (or, if applicable, his heir, legatee or permitted transferee) fails to comply with any of the terms and conditions of the Plan or the agreement executed by such Participant (or, if applicable, his heir, legatee or permitted transferee) evidencing an Award, unless such failure is remedied by within ten days after having been notified of such failure by the Committee. Such provisions shall be included in the Award Agreements approved from time to time by the Committee and may be waived by the Committee, or its duly appointed agent, as determined in the Committee's sole discretion.

19.      Transferability

     (a) Except as specifically provided in Section 19(b), no Awards may be transferred by the Participant otherwise than by will, by the laws of descent and distribution, and during the Participant's lifetime an Option may be exercised only by him. During the Restriction Period or Deferral Period, if applicable, immediately upon any attempt to transfer any rights under or to a share of Restricted Stock or Deferred Stock, such share, and all of the rights related thereto, shall be forfeited by the Participant and the transfer shall be of no force or effect. Upon the death of a Participant, outstanding Awards granted to such Participant may be exercised (if applicable) only by those person or persons who shall have acquired such right to exercise by will or the laws of descent and distribution. Such Awards shall be subject to the restrictions, conditions and limitations that were applicable to such Award at the time of the Participant's death and such other restrictions, conditions and limitations that the Committee shall determine in its sole discretion upon the death of the Participant.

     (b) The Committee, in its discretion, may allow for transferability of Non-Qualified Options by the Participant to children, grandchildren, spouse or common law spouse, siblings or parents of the Participant or to bona fide trusts, partnerships or other entities controlled by and of which the beneficiaries are Immediate Family Members of the
         Participant ("Immediate Family Members"). Any Awards that are transferable are further conditioned on the Participant and Immediate Family Members agreeing to abide by the Company's then current transfer guidelines applicable to such types of Award.

20.      Effective Date, Termination and Amendment

     (a) Subject to the approval of the shareholders of Programmer's Paradise, Inc. at Programmer's Paradise, Inc.'s 2006 annual meeting of shareholders, the Plan shall be effective as of July 5, 2006 (the "Effective Date"). The Plan shall remain in full force and effect until the earlier of ten years from the date of shareholder approval, or the date it is terminated by the Board. The Board shall have the power to amend, suspend or terminate the Plan at any time, provided that no such amendment shall be made without shareholder approval to the extent such approval is required under section 422 of the Code, section 162(m) of the Code, the rules of a stock exchange or any other applicable law. Termination of the Plan under this Section shall not affect Awards outstanding under the Plan at the time of termination.

     (b) The Committee shall have the power unilaterally and without approval of a Participant to amend an existing Award in order to carry out the purposes of the Plan so long as such an amendment does not take away any benefit granted to a Participant by the Award and as long as the amended Award comports with the terms of the Plan; provided, however, that prior to a Change in Control, if and to the extent that the Committee determines Programmer's Paradise, Inc.'s federal tax deduction in respect of an Award may be limited as a result of section 162(m) of the Code, the Committee may take any and all actions it deems necessary, in its sole and absolute discretion with respect to any Award (including the amendment, delay or cancellation of an Award to the detriment of a Participant) hereunder to eliminate or minimize the non-deductible portion of any Award. Nothing herein shall restrict the Committee's ability to exercise its discretionary authority pursuant to
         Section 4, which discretion may be exercised without amendment to the Plan or an Award.

21.      Limitation of Implied Rights

     (a) Neither a Participant nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Company whatsoever, including, without limitation, any specific funds, assets, or other property which the Company, in their sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the stock or amounts, if any, payable under the Plan, unsecured by any assets of the Company. Nothing contained in the Plan shall constitute a guarantee that the assets of such companies shall be sufficient to pay any benefits to any person.

     (b) Nothing contained in the Plan or any Award shall confer upon any Participant any right with respect to the continuation of his employment or service by the Company or interfere in any way with the right of the Company, subject to the terms of any separate agreement to the contrary, at any time to terminate such employment or service or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Award.

     (c) No person shall have any claim or right to receive an Award hereunder. The Committee's granting of an Award to a Participant at any time shall neither require the Committee to grant an Award to such Participant or any other Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other person.

     (d) No person shall have any rights as a shareholder with respect to any shares of Common Stock covered by or relating to any Award granted under this Plan until the date that the Participant becomes the registered owner of such shares. Except as otherwise expressly provided in an Award Agreement, no adjustment to any Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

22.      Securities Law Matters

The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933, as amended, of any interests in the Plan or any shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, Programmer's Paradise, Inc. shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Common Stock under the Plan unless and until Programmer's Paradise, Inc. is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock under the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

     (a) The exercise of any Option granted hereunder shall be effective only at such time as counsel to Programmer's Paradise, Inc. shall have determined that the issuance and delivery of shares of Common Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Committee may, in its sole discretion, and in accordance with procedures established by the Committee, defer the effectiveness of any exercise of an Option granted hereunder in order to allow the issuance of shares of Common Stock pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws.

     (b) It is intended that the Plan be applied and administered in compliance with Rule 16b-3 of the Exchange Act, as amended from time to time. If any provision of the Plan would be in violation of Rule 16b-3 if applied as written, such provision shall not have effect as written and shall be given effect so as to comply with Rule 16b-3, as determined be the Committee and such provision may be amended or Award modified as determined in the sole discretion of the Committee.

23.      Severability of Provisions

If any provision of this Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.

24.      Applicable Law

Except to the extent preempted by any applicable federal law, the Plan will be construed and administered in accordance with the laws of the Commonwealth of Delaware, without reference to the principles of conflicts of law.

                                                                      PROXY CARD
                                                                      ----------

                           PROGRAMMER'S PARADISE, INC.
                             1157 Shrewsbury Avenue
                          Shrewsbury, New Jersey 07702

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints WILLIAM H. WILLETT and SIMON F. NYNENS with the power to appoint their substitutes, and hereby authorizes them to represent and to vote on behalf of the undersigned all the shares of common stock, par value $.01 per share (the "Common Stock"), of Programmer's Paradise, Inc., that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held at the offices of Programmers Paradise Inc. (the "Company"), 1157 Shrewsbury Ave, Shrewsbury, New Jersey, on June 14, 2006 at 10:00 AM, local time or any adjournment or adjournments thereof, hereby revoking all proxies heretofore given with respect to such shares, upon the following proposals more fully described in the notice of and proxy statement for the Meeting (receipt whereof is hereby acknowledged).

1.    ELECTION OF DIRECTORS

FOR all nominees listed below |_| WITHHOLD AUTHORITY to vote for nominees listed below |_|

(except as marked to the contrary below)

(INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name on the space provided below)

--------------------------------------------------------------------------------

WILLIAM H. WILLETT, SIMON F. NYNENS, F. DUFFIELD MEYERCORD, EDWIN H. MORGENS, ALLAN WEINGARTEN AND MARK T. BOYER


-----------------------------------------------------------------------------------       For          Against     Abstain

Vote on Proposals
2.      Approve Amendment to the Company's Amended and Restated Certificate of            |_|            |_|         |_|
        Incorporation
3.      Approve 2006 Stock Incentive Plan                                                 |_|            |_|         |_|
4.      To ratify Amper, Politziner and Mattia P.C as the
        Company's independent registered public accounting firm                           |_|            |_|         |_|
                                                                    (continued, and to be executed, on the reverse side)


THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES IN ITEM 1 AND FOR PROPOSAL 2, 3 AND 4 AS THE PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

    Please sign exactly as the name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

       I will |_|     will not |_|     attend this Meeting.

                         Dated:                                          , 2006
                               ------------------------------------------

                         ------------------------------------------------------
                         SIGNATURE

                         ------------------------------------------------------
                         SIGNATURE IF HELD JOINTLY.


    PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS